UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

VERANO HOLDINGS CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VERANO HOLDINGS CORP.

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

April 28, 2023

The 2023 annual general and special meeting of shareholders (the “Meeting”) of Verano Holdings Corp., a British Columbia corporation (the “Company”), will be a virtual meeting held on June 22, 2023, at 9:30 a.m. (Central Time), via live webcast at https://web.lumiagm.com/#/238825675. The password “verano2023” (case sensitive) is required to enter the Meeting.

The Meeting will be held for the following purposes:

●	to receive the financial statements of the Company for the year ended December 31, 2022 together with the report of the Company’s auditor thereon;

●	to set the number of directors at four, subject to such increases as may be permitted by the Articles of the Company;

●	to elect four directors for the forthcoming year from the nominees proposed by the board of directors of the Company (the “Board”);

●	to appoint Macias Gini & O’Connell LLP, as auditor for the Company and the authorization of the Board to fix the auditor’s remuneration and terms of engagement;

●

to consider, and if thought fit, to pass, with or without variation, an ordinary resolution ratifying, confirming and approving the Company’s Equity Incentive Plan and the unallocated Awards thereunder, as defined and more particularly described in the accompanying Proxy Statement; and

●	to transact such other business as may properly come before the Meeting or any adjournments thereof.

This Notice of Annual General and Special Meeting of Shareholders is accompanied by the management information circular and proxy statement. As permitted by applicable securities law, the Company is using “notice-and-access” to deliver the management information circular and proxy statement to shareholders. Shareholders will receive in the mail a notice with information about how they can access the management information circular and proxy statement electronically and how to request a paper copy. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption.

The management information circular and proxy statement, the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2022, together with the notes thereto, the independent auditor’s report thereon and the related management’s discussion and analysis are available for viewing, printing or downloading on the Company’s website at https://investors.verano.com, on the Company’s profile page on Canada’s System for Electronic Document Analysis and Retrieval at www.sedar.com and on the Company’s profile page on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournments thereof is April 27, 2023. Shareholders of the Company whose names have been entered in the register of shareholders of the Company at the close of business on such date will be entitled to receive notice of and to vote at the Meeting or any adjournments thereof.

A shareholder of the Company may attend the Meeting live via webcast or may be represented at the Meeting by proxy. Registered shareholders of the Company who are unable to attend the Meeting or any adjournments thereof may vote their shares via the Internet using secure online voting or may date, sign and return their proxy card or voting instruction card for use at the Meeting or any adjournments thereof.

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All voting instructions are listed on the proxy card or voting instruction card. Your proxy or voting instructions must be received by our proxy tabulator, Odyssey Trust Company, no later than 9:30 a.m. (Central Time) on June 20, 2023 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournments to the Meeting.

Whether or not you plan to attend the Meeting via live webcast, we encourage you to read the accompanying management information circular and proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the heading titled “How You Can Vote” and to the instructions on your proxy card or voting instruction card.

DATED as of April 28, 2023
By Order of the Board of Directors

George Archos
Chief Executive Officer and Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 22, 2023

The Notice of Annual General and Special Meeting of Shareholders and accompanying management information circular and proxy statement are available on our website at https://investors.verano.com.

The Company’s Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2022, is available on our website at https://investors.verano.com

YOUR VOTE IS IMPORTANT.

PLEASE VOTE YOUR PROXY OVER THE INTERNET BY VISITING

HTTPS://LOGIN.ODYSSEYTRUST.COM/PXLOGIN

OR

MARK, SIGN, DATE AND RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL AND SPECIAL MEETING.

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MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

FOR THE 2023 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 22, 2023

This management information circular and proxy statement (this “Proxy Statement”) contains information about the 2023 Annual General and Special Meeting of Shareholders of Verano Holdings Corp. (the “Meeting”), to be held via live webcast on June 22, 2023 beginning at 9:30 a.m. (Central time), at https://web.lumiagm.com/#/238825675. The Verano Holdings Corp. board of directors (the “Board”) is using this Proxy Statement to solicit proxies for use at the Meeting. Unless the context otherwise requires, references to “we,” “us,” “our,” “Company,” or “Verano” or similar terms refers to Verano Holdings Corp., a British Columbia corporation, together with its subsidiaries. The mailing address of our principal executive office is 415 North Dearborn Street, 4th Floor, Chicago, Illinois 60654.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of the Board with respect to each of the matters to be voted on as set forth in this Proxy Statement. If you submitted a proxy, you may revoke your proxy: (i) up to 9:30 a.m. (Central time) June 20, 2023, which is the day that is two business days before the date of the Meeting, by giving our Corporate Secretary written notice to that effect; or (ii) at the Meeting by providing written notice to our Chairman to that effect. If you submitted a voting instruction card, you may revoke your voting instructions as set forth in the voting instruction card.

We made this Proxy Statement and our Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”), available to our shareholders commencing on or about April 28, 2023.

Important Notice Regarding the Availability of Proxy Materials for the Annual General and Special Meeting of Shareholders to be Held on June 22, 2023. This Proxy Statement and the Annual Report are available for viewing, printing and downloading on the Company’s website at https://investors.verano.com, on the Company’s profile page on Canada’s System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com and under the Company’s profile page on the U.S. Securities and Exchange’s (the “SEC”) website at www.sec.gov.

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GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Proxy Materials

Why am I receiving these materials?

The Board is using this Proxy Statement to solicit proxies for use at the Meeting to be held via live webcast on June 22, 2023 and is making these materials available by posting them online to access, rather than mailing them out unless requested by a shareholder. The cost of any solicitation will be borne by the Company. Proxies may also be solicited personally by employees of the Company at a nominal cost to the Company.

As a shareholder, you are invited to attend the Meeting and are entitled to vote on the proposals described in this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by, or on behalf of, management of the Company and the Board and we request that you vote on the proposals described herein. This Proxy Statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian corporate and securities laws.

What is the difference between a registered or record shareholder and a non-registered or beneficial shareholder?

Most of our shareholders hold our shares through a bank, broker, plan trustee or other nominee (each, an “Intermediary”) rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Registered or Record Shareholders

If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company (“Odyssey”), you are the registered or record shareholder of our shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares electronically at the Meeting, or any adjournments or postponements thereof. You have received a proxy card to use in voting your shares either by mail or email.

If you are a registered or record shareholder, please return your completed proxy as specified in the proxy and this Proxy Statement. If you have any questions with respect to the voting of shares, please contact us for assistance at investors@verano.com or by calling us at 312-265-0730.

Non-registered or Beneficial Shareholders

If your shares are held through an Intermediary, it is likely that they are registered in the name of the Intermediary, and you are the non-registered or beneficial shareholder of our shares held in street name. As the beneficial owner of shares held by an Intermediary on your behalf, you have the right to direct the Intermediary, as the registered holder, to vote your shares as you instruct, and you also are invited to attend the Meeting. However, since a beneficial shareholder is not the shareholder of record, you may not vote your shares electronically at the Meeting, or any adjournments or postponements thereof, unless you obtain a legal proxy from the Intermediary giving you the right to do so. The Company has distributed this Proxy Statement and the accompanying proxy to Intermediaries for onward distribution to beneficial shareholders whose shares are held by or in the custody of those Intermediaries. The Intermediaries are required to forward the proxy materials to our beneficial shareholders.

Solicitation of proxies from beneficial shareholders will be carried out by Intermediaries, or by the Company if the names and addresses of beneficial shareholders are provided to the Company by the Intermediaries. Beneficial shareholders who have received the proxy materials from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting.

Generally, beneficial shareholders will either be provided:

●	a form of proxy executed by the Intermediary, but otherwise not completed; or

●	a voting instructions card from the Intermediary requesting voting instructions from the beneficial shareholder.

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If you receive a signed but incomplete proxy from your Intermediary, you should complete the proxy and return it directly to our proxy tabulator, Odyssey as set forth in the proxy. If you receive a request from the Intermediary for voting instructions, you should provide the instructions to the Intermediary as set forth in the voting instructions card and the Intermediary is required to send the Company an executed form of proxy completed in accordance with your voting instructions received by the Intermediary.

If you are a beneficial shareholder, the proxy materials have been sent to your Intermediary in accordance with applicable securities regulatory requirements. Your Intermediary is responsible for: (1) delivering the proxy materials to you; and (2) executing your proper voting instructions. Beneficial shareholders who have elected to receive the proxy materials by electronic delivery will have received e-mail notification from the Intermediary that the proxy materials are available electronically on the Company’s website.

If you are a non-registered or beneficial shareholder, please return your completed proxy or your voting instructions, as applicable, as specified by your Intermediary. If you have any questions with respect to the voting of shares held through your Intermediary, please contact your Intermediary for assistance.

What is included in the proxy materials?

The proxy materials include:

●	the Notice of Annual General and Special Meeting of Shareholders;

●	this Proxy Statement;

●	a proxy card or voting instructions; and

●	the Annual Report.

What information is contained in this Proxy Statement?

The information in this Proxy Statement relates to the proposals to be presented at the Meeting, the voting process, the Board and its committees, our corporate governance, the compensation of our directors and named executive officers and other information required by the SEC and Canadian corporate and securities laws.

How may I obtain a paper copy or an additional paper copy of the proxy statement?

You have received online access to this Proxy Statement and other proxy materials unless you have opted for delivery of paper proxy materials. If you have requested paper proxy materials and you share an address with another shareholder, you may receive only one set of paper proxy materials unless you have provided contrary instructions. If you wish to receive a set of paper proxy materials, please request the paper proxy materials by contacting our Corporate Secretary at investors@verano.com or by calling us at 312-265-0730.

A paper set of the proxy materials will be sent promptly following receipt of your request.

If you are a shareholder of record and wish to receive paper proxy materials in the future, or if you have received multiple sets of paper proxy materials and would like to receive only one set in the future, please contact Odyssey at Suite 1230, 300 5th Ave SW Calgary, Alberta T2P 3C4.

If you are a beneficial owner of shares and you wish to receive paper proxy materials in the future, or if you have received multiple sets of paper proxy materials and would like to receive only one set in the future, please contact your Intermediary directly.

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The Meeting

Who pays the cost of soliciting proxies for the Meeting?

We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by e-mail and postal mail but may be supplemented by telephone or other personal contact.

We will reimburse Intermediaries for forwarding proxy materials to beneficial owners.

What items of business will be voted on at the Meeting?

The following proposals will be voted on at the Meeting:

●	the setting of the number of directors at four, subject to such increases as may be permitted by the Articles of the Company;

●	the election of four directors for the forthcoming year;

●	the appointment of Macias Gini & O’Connell LLP (“MGO”) as auditor for the Company and the authorization of the Board to fix the auditor’s remuneration and terms of engagement;

●

to consider, and if thought fit, to pass, with or without variation, an ordinary resolution ratifying, confirming and approving the Company’s Equity Incentive Plan and the unallocated awards thereunder; and

●	the transaction of such other business as may properly come before the Meeting or any adjournments thereof.

What are my voting choices?

You may vote:

●	“FOR” or “AGAINST” for the setting of the number of directors at four;

●	“FOR” or “WITHHOLD” for the election of a director;

●	“FOR” or “WITHHOLD” for the appointment of MGO as auditor for the ensuing year and the authorization of the Board to fix the auditor’s remuneration and set the terms of engagement; and

●	“FOR” or “AGAINST” the approval of the Equity Incentive Plan resolution.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares (i) “FOR” the setting of the number of directors at four; (ii) “FOR” each director nominee to be re-elected to the Board; (iii) “FOR” the appointment of MGO as auditor for the ensuing year and the authorization of the Board to fix the auditor’s remuneration and set the terms of engagement; and (iv) “FOR” the approval of the Equity Incentive Plan resolution.

What is needed for a quorum to conduct the Meeting?

A quorum is required to conduct business at the Meeting. A quorum will be present if two persons are present in person or by proxy at the Meeting who are, or who represent by proxy, shareholders who hold in the aggregate at least 5% of the issued shares entitled to be voted at the Meeting.

If you indicate “WITHHOLD” with respect to the election of a director or appointment of MGO, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. Broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting but will not be considered votes cast with respect to any of the proposals brought before the Meeting.

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What vote is required to approve each item?

Holders of our Class A subordinate voting shares (the “Subordinate Voting Shares”) are entitled to one vote for each Subordinate Voting Share held on each matter to be voted on at the Meeting including the election of directors. All votes will be tabulated by the scrutineer appointed for the Meeting.

Assuming the presence of a quorum, the following table describes the vote required by the shareholders of record to approve each of the proposals to be voted on set forth in this Proxy Statement.

Proposal	Required Vote
Set the number of directors at four	The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the Meeting is required to set the number of directors of the Company at four, subject to such increases as may be permitted by the Articles of the Company.

Election of Directors	The nominees for director who receive the most votes cast by shareholders entitled to vote at the Meeting (also known as plurality of the votes cast) will be elected.

Appointment and remuneration of auditor	The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the Meeting is required to appoint MGO as our auditor and to authorize the Board to fix the remuneration thereof.

Approval of the Equity Incentive Plan resolution	The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the Meeting is required to approve the Equity Incentive Plan resolution.

What happens if additional proposals are presented at the Meeting?

As of the date of this Proxy Statement, management of the Company knows of no amendments or variations to the proposals set forth in this Proxy Statement or any other proposals to come before the Meeting. However, if other proposals properly come before the Meeting, it is the intention of the persons named in the proxy to vote such proxy on the other proposals according to their good faith judgment.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a Current Report on Form 8-K that we will file with the SEC and on SEDAR promptly following the Meeting. The Current Report on Form 8-K will also be available on our website at https://investors.verano.com.

How You Can Vote

What is the Record Date?

The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournments thereof is April 27, 2023 (the “Record Date”).

What shares can I vote?

You are entitled to vote all shares owned by you on the Record Date, including: (1) shares held directly in your name as the shareholder of record; and (2) shares held for you as the beneficial owner through an Intermediary. On the Record Date, there were 651 shareholders of record holding 342,330,264 Subordinate Voting Shares. On the Record Date, there were no Class B proportionate voting shares (the “Proportionate Voting Shares”) outstanding.

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REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT THEM AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE PROXY CARD either by striking out the names of the persons designated in the proxy and by inserting the name of the person or company to be appointed in the space provided in the proxy or by completing another proper form of proxy and, in either case, delivering the completed proxy to Odyssey by mail to Suite 1230, 300 5th Ave SW Calgary, Alberta T2P 3C4. Alternatively, you may vote by Internet at https://login.odysseytrust.com/pxlogin/.

How can I vote at the Meeting?

You may vote shares that you hold in your name as the shareholder of record electronically at the Meeting. You may vote shares for which you are the beneficial owner electronically at the Meeting only if prior to the Meeting you have obtained from the Intermediary that is the registered holder a legal proxy giving you the right to vote the shares and submitted such legal proxy to Odyssey by e-mail to verano@odysseytrust.com by 9:30 a.m. (Central Time) no later than June 20, 2023.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions in advance, so that your vote will be counted if you later decide not to attend the Meeting.

How can I vote without attending the Meeting?

Whether you hold your shares as a shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournments or postponements thereof. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions as specified in your Intermediary’s request for voting instructions. Each registered shareholder submitting a proxy has the right to appoint one or more proxy holders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy will not be valid unless completed and deposited in accordance with the instructions set out in the proxy or voting instruction card.

Voting by Internet

All shareholders may vote over the Internet by following the instructions on the proxy or voting instruction card.

Voting by Mail

Record shareholders may vote by mail by signing, dating and returning their proxy to our proxy tabulator, Odyssey, at the following address:

Odyssey Trust Company

Suite 1230, 300 5th Ave SW

Calgary, Alberta

T2P 3C4

Beneficial shareholders may vote by mail by signing, dating and returning their voting instruction card in accordance with the voting instructions provided by their Intermediary.

How do I attend the virtual Meeting?

This year’s Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You are entitled to participate in the Meeting only if you were a record shareholder as of the close of business on the Record Date or if you hold a valid proxy to vote at the Meeting.

You will be able to attend the Meeting online by visiting https://web.lumiagm.com/#/238825675. To enter the Meeting, the password “verano2023” (case sensitive) is required. To participate and submit questions or your vote, you will need your 12-digit control number included in your proxy materials, on your proxy card, or on the instructions from your Intermediary that accompanied your proxy materials.

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The Meeting will begin promptly at 9:30 a.m. (Central Time). We encourage you to access the Meeting prior to the start time. Online access will open at 9:15 a.m. (Central Time), and you should allow ample time to log in to the Meeting webcast and test your computer audio system. Technical assistance will be available if you have difficulty logging into the Meeting via a telephone number that will be posted on the Meeting login page.

We recommend that you carefully review the procedures needed to gain admission in advance. If you do not comply with the procedures described in this Proxy Statement for attending the Meeting online, you will not be able to participate online.

Will I be able to attend the Meeting without a 12-digit control number?

Yes, you may register to attend the Meeting as a guest, but you will not be able to submit questions or comments and will not be able to vote at the Meeting without your 12-digit control number that is included in your proxy materials, on your proxy card or on the instructions from your Intermediary that accompanied your proxy materials.

Why is it a virtual Meeting?

We believe virtual meeting technology provides expanded access, improved communications and cost and time savings for our shareholders and the Company. A virtual meeting enables increased shareholder attendance and participation from locations around the world.

You will be able to attend the Meeting online by visiting https://web.lumiagm.com/#/238825675 and entering the password “verano2023” (case sensitive). You will also be able to vote your shares and submit questions or comments electronically at the Meeting using your 12-digit control number that is included in your proxy materials, on your proxy card or on the instructions from your Intermediary that accompanied your proxy materials.

We encourage you to vote your shares prior to the Meeting to ensure they are represented. Even if you submit a vote prior to the Meeting, if you have a 12-digit control number you will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote.

What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the Meeting. If you encounter any difficulties accessing the Meeting during check-in or during the Meeting, please call the technical support number that will be posted on the virtual Meeting login page https://web.lumiagm.com/#/238825675.

How do I submit questions for the Meeting?

Shareholders who wish to submit questions or comments may do so during the live webcast of the Meeting at https://web.lumiagm.com/#/238825675. You must enter the Meeting using the password “verano2023” (case sensitive) and you must also have your 12-digit control number if you wish to submit questions or comments. Instructions will be available on the Meeting site and technical assistance will be available.

How will my shares be voted?

Unless otherwise indicated by the shareholder, shares represented by properly executed proxies in favor of persons designated in the printed portion of the proxy or voting instruction card will be voted:

●	“FOR” the setting of the number of directors at four in Proposal No. 1;

●	“FOR” the re-election of our existing directors, all of whom have been nominated by the Board, in Proposal No. 2;

●	“FOR” the appointment and remuneration of MGO as our auditor in Proposal No. 3; and

●	“FOR” the approval of the Equity Incentive Plan resolution in Proposal No. 4.

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If indicated by the shareholder, the shares represented by the proxy or voting instruction card will be voted or withheld from voting in accordance with the instructions of the shareholder with respect to any matter to be acted upon at the Meeting.

The proxy or voting instruction card confers discretionary authority on the persons named therein with respect to amendments or variations to the proposals identified in this Proxy Statement or other matters which may properly come before the Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other proposals properly come before the Meeting, it is the intention of the persons named in the proxy or voting instruction card to vote according to their good faith judgment.

Will shares I hold in my brokerage account or through another Intermediary be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm or other Intermediary, they will be voted as you timely instruct on the voting instructions card provided by your Intermediary. If you sign and timely return your voting instructions card without giving specific instructions, your shares will be voted “FOR” each of the proposals to be brought before the Meeting and in accordance with the recommendations of the Board for any other matters that may come before the Meeting.

For any shares held through U.S. brokerage accounts, if you do not provide voting instructions or do not return your voting instructions card on a timely basis, your broker will have the authority to vote your brokerage shares only on the proposal regarding the appointment and renumeration of our auditor. Your broker will be prohibited from voting your shares without your instructions on the number of directors, the election of directors, the approval of the Equity Incentive Plan resolution and on any other proposal that may come before the Meeting. These “broker non-votes” may be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast on any proposal other than the appointment of our auditor. Broker non-votes will have no effect on the outcome of the proposals other than the appointment of our auditor.

Will shares that I own as a record shareholder be voted if I do not timely return my proxy card?

Shares that you own as a record shareholder will be voted as you timely instruct on your proxy card. If you submit your proxy card without giving specific instructions, shares will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not timely submit your proxy card, your shares will not be voted unless you or your proxy holder attends the Meeting via the live webcast and any adjournments or postponements thereof and properly submit votes electronically during the Meeting in accordance with the requirements described above under the heading “How can I vote at the Meeting?”

When is the deadline to vote by proxy?

If you hold shares as the record shareholder and if you are voting by proxy prior to the Meeting, then your vote by proxy must be received electronically or by physical mail no later than 9:30 a.m. (Central Time) on June 20, 2023, or 48 hours prior to any adjournments of the Meeting. If you hold shares as a beneficial owner, please follow the voting instructions provided by your Intermediary with respect to the deadline for your vote to be counted.

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May I change or revoke my vote?

A shareholder of record who has submitted a proxy for the Meeting may revoke it:

●	at any time up to 9:30 a.m. (Central Time) on June 20, 2023, which is the day before two business days preceding the day of the Meeting or any adjournments thereof, by an instrument in writing executed by the record shareholder, or by his, her or its attorney authorized in writing, and either (1) delivered to the attention of the Corporate Secretary of the Company or (2) by mail to Odyssey Trust Company at Suite 1230, 300 5th Ave SW Calgary, Alberta T2P 3C4;

●	by delivering written notice of such revocation to the Chairman of the Meeting prior to the commencement of the Meeting or any adjournments thereof; or

●	in any other manner permitted by applicable law.

For shares you hold as a beneficial shareholder, you may change your vote by timely following your Intermediary’s instructions for submitting new voting instructions (which revokes your earlier instructions), or, if you have obtained a legal proxy from the Intermediary giving you the right to vote your shares, by attending the Meeting and voting via the live webcast by using your 12-digit control number.

Shareholder Proposals and Director Nominations

What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?

The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. In accordance with the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the Company’s proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than the close of business (Central Time) on December 30, 2023 and must be submitted to our Corporate Secretary at Verano Holdings Corp., 415 North Dearborn Street, 4th Floor, Chicago, Illinois 60654. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

The BCBCA sets out the requirements for a valid shareholder proposal and provides for the rights and obligations of the Company and the submitter upon a valid shareholder proposal being received by the Company. Proposals submitted in accordance with the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy materials relating to next year’s annual meeting must be received at least three months before the anniversary of the Company’s last annual general meeting (March 22, 2024). Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

In addition to satisfying the foregoing requirements with respect to shareholder proposals, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 23, 2024 and comply with the disclosure and procedural requirements in connection with shareholder nominations of directors in our Articles.

Obtaining Additional Information

Why did I receive a notice in the mail regarding the internet availability of the proxy materials instead of a paper copy of the proxy materials?

For distribution of the Meeting materials to shareholders, the Company is using the “Notice-and-Access” provisions of applicable securities laws under Rule 14a-16 under the Exchange Act and in Canadian National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer and Canadian National Instrument 51-102—Continuous Disclosure Obligations. Under notice-and-access, companies may post such materials on a website for investor access and review and make such documents available in paper copy upon request at no cost. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. This Proxy Statement, the Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available on our website at https://investors.verano.com, on our profile page on the SEC’s website at www.sec.gov and on our profile page on SEDAR at www.sedar.com.

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How may I obtain financial and other information about the Company?

Our consolidated audited financial statements are included in the Annual Report on Form 10-K which was filed with the SEC and on SEDAR on March 30, 2023. We made available this Proxy Statement and the Annual Report to shareholders on April 28, 2023. This Proxy Statement and the Annual Report are also available for viewing, printing and downloading free of charge on our website at https://investors.verano.com, on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com.

By writing to us, record shareholders also may obtain, without charge, a copy of our Articles, Code of Business Conduct and Ethics for directors, officers and employees (the “Code of Conduct”) and the charters for the Board’s two standing committees, the Audit Committee and Compensation Committee. Our Articles, Code of Conduct, and Board standing committee charters are also available for viewing, printing, and downloading free of charge on our website at https://investors.verano.com.

What if I have questions for the Company’s transfer agent?

If you are a shareholder of record and have questions concerning share ownership or transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Company

Suite 1230, 300 5th Ave SW

Calgary, Alberta

T2P 3C4

ADVICE TO BENEFICIAL OWNERS OF OUR SHARES

Beneficial shareholders do not hold their shares in their own name and only record shareholders or their duly authorized proxies can be recognized and vote at the Meeting. If your shares are listed in an account statement provided to you by an Intermediary, then in almost all cases those shares will not be registered in your name on the records of the Company. Your shares will more likely be registered under the name of your Intermediary or an agent of that Intermediary.

In Canada, most beneficially owned shares are registered under the name of “CDS & Co.” (the registration name for CDS Clearing and Depository Services Inc., which acts as a nominee for many Canadian brokerage firms). Except for voting for the appointment of our auditor, shares held by U.S. Intermediaries can only be voted in accordance with instructions received from the beneficial owner. Without specific instructions, Intermediaries are prohibited from voting our shares on all other proposals (other than the appointment of our auditor) to come before the Meeting on behalf of their clients. Therefore, beneficial shareholders should ensure that instructions for the voting of their shares are communicated to the appropriate party well in advance of the Meeting.

Applicable regulatory policy requires Intermediaries to seek voting instructions from beneficial shareholders in advance of shareholder meetings. Every Intermediary has its own mailing procedures and provides its own voting instructions which should be carefully followed by beneficial shareholders to ensure that their shares are voted at the Meeting. Often, the form of proxy supplied to a beneficial shareholder by their Intermediary is identical to the form of proxy provided to record shareholders; however, its purpose is limited to instructing the Intermediary how to vote on behalf of, and as directed by, the beneficial shareholder.

We believe that the majority of Intermediaries delegate responsibility for obtaining voting instructions from beneficial shareholders to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge will typically mail a scannable voting instruction form to the beneficial shareholder in lieu of the form of proxy. The beneficial shareholder is requested to complete and return the voting instruction form to Broadridge by mail or facsimile. Alternatively, beneficial shareholders may be able to call a toll-free telephone number provided by Broadridge or visit www.proxyvote.com to vote their shares. Broadridge then tabulates the results of all voting instructions received by beneficial shareholders and then provides aggregate voting instructions to the Company with respect to the voting of the beneficially owned shares at the Meeting for which they received voting instructions. A beneficial shareholder receiving a voting instruction form from Broadridge cannot use that voting instruction form to vote shares directly at the Meeting. Broadridge’s voting instruction form must be returned as directed by Broadridge well in advance of the Meeting to have the shares voted by Broadridge.

Although a beneficial shareholder may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of their Intermediary, a beneficial shareholder may attend the Meeting as the proxyholder for the Intermediary and vote the shares it beneficially owns in that capacity. Beneficial shareholders who wish to attend the Meeting and vote their beneficially owned shares in the capacity as the proxyholder for the Intermediary, as the record shareholder, should enter their own names in the blank space on the instrument of proxy provided to them and then return the instrument to their Intermediary in accordance with the instructions provided by such Intermediary well in advance of the Meeting.

The Company intends to send proxy related materials indirectly through Intermediaries to non-objecting beneficial shareholders under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”). The Company will pay for the costs of delivery of proxy related materials to objecting beneficial shareholders.

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OVERVIEW OF THE COMPANY

Verano is one of the largest publicly traded multi-state cannabis operators in the United States by reported annual revenue for the year ended December 31, 2022. A vertically integrated operator of licensed cannabis cultivation, processing, wholesale distribution and retail facilities, our goal is the ongoing development of communal wellness by providing responsible access to regulated medical and adult-use (recreational) cannabis products to discerning customers. As of April 27, 2023, through our subsidiaries and affiliates we are licensed to conduct business in 14 states and actively operate businesses in 13 states, including 126 retail dispensaries and 14 production facilities with over 1,000,000 square feet of cultivation capacity. We produce a wide variety of high-quality cannabis products sold under our portfolio of consumer brands, including Encore™, Avexia™, MÜV™, Savvy™, BITS™ and Verano™. We also design, build and operate branded retail environments including Zen Leaf™ and MÜV™ dispensaries that deliver a cannabis shopping experience in both medical and adult-use markets.

Notwithstanding the permissive regulatory environment of medical, and in some cases also adult-use cannabis at the state level, it remains illegal under U.S. federal law to cultivate, manufacture, distribute, sell or possess cannabis in the U.S. As a result of current federal law prohibitions, the U.S. cannabis industry is conducted on a state-by-state basis. Verano operates within states where cannabis use, medical or both medical and adult-use, has been approved by state and local regulatory bodies. Strict compliance with state and local laws with respect to cannabis may neither absolve the Company of liability under U.S. federal law, nor may it provide a defense to any federal proceeding which may be brought against the Company or any of its subsidiaries.

Verano is a reporting issuer under applicable securities legislation in all of the provinces and territories of Canada and is also a reporting issuer with the SEC in the U.S. The Subordinate Voting Shares are listed in Canada on the Canadian Securities Exchange (the “CSE”) under the symbol “VRNO” and are also quoted for trading in the U.S. on the OTCQX under the symbol “VRNOF.”

Verano’s principal executive office is located at 415 North Dearborn Street, 4th Floor, Chicago, Illinois 60654. Verano’s Canadian registered office is located at 20th Floor, 250 Howe Street, Vancouver, British Columbia V6C 3R8. Our telephone number is (312) 265-0730. Our Internet address is www.verano.com. Unless and to the extent specifically referred to herein, the information on our website is not incorporated by reference in this Proxy Statement.

History

Verano Holdings, LLC, a subsidiary of the Company (“Verano LLC”), was the start of Verano’s business operations. Verano LLC is a Delaware limited liability company that was co-founded by George Archos, our current Chairman and Chief Executive Officer, in September 2017. Verano LLC was formed as a Chicago, Illinois based holding company to consolidate cannabis operations initially in Illinois, including cultivation and production facilities and retail dispensaries. Verano LLC implemented an expansion strategy whereby Verano LLC, either directly or through subsidiaries or affiliates, began acquiring control, management, ownership, and other rights to medical and adult-use cannabis businesses across multiple U.S. states, including cultivation, production, wholesale distribution and retail dispensaries.

RTO

On December 14, 2020, Verano LLC, Majesta Minerals, Inc., an Alberta corporation (“Majesta Minerals”), 1276268 B.C. Ltd., a British Columbia corporation, 1277233 B.C. Ltd, a British Columbia corporation, and 1278655 B.C. Ltd., a British Columbia corporation, entered into an Arrangement Agreement (as amended on January 26, 2021, the “Arrangement Agreement”), pursuant to which the Company would result from a reverse takeover transaction as a British Columbia public reporting company (the “RTO”).

In accordance with the plan of arrangement forming part of the Arrangement Agreement, Majesta Minerals completed a consolidation of its common shares and reorganized its capital by altering its notice of articles and articles to: (1) attach special rights and restrictions to its common shares; (2) change the identifying name of its common shares to “Class A subordinate voting shares”; and (3) create a new class of Class B proportionate voting shares. Majesta Minerals also changed its name to “Verano Holdings Corp.” in connection with the RTO.

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AME Merger Agreement

On November 6, 2020, Verano LLC entered into an agreement and plan of merger (as amended on December 14, 2020 and February 5, 2021, the “AME Merger Agreement”) with Alternative Medical Enterprises LLC (“AltMed”), Plants of Ruskin GPS, LLC and RVC 360, LLC (together, “Plants of Ruskin” and, collectively with AltMed, the “AME Parties”), pursuant to which the Company, as the assignee of all of Verano LLC’s rights and obligations thereunder, acquired the AME Parties and their subsidiaries and ownership and control interests via a series of merger transactions. The merger transactions were contingent upon, and were consummated contemporaneously with, the RTO.

The RTO and the merger transactions with the AME Parties (collectively, the “Go Public Transactions”), all closed on February 11, 2021, resulting in the creation of the Company as a Canadian publicly traded reporting issuer and the parent holding company of Verano LLC, the AME Parties and their respective subsidiaries and ownership and control interests.

Description of the Company’s Voting Securities

The Company has a dual class authorized capital structure consisting of the Subordinate Voting Shares and Proportionate Voting Shares (together, “Shares”), and the Company is authorized to issue an unlimited number of each class.

On the Record Date, there were 651 shareholders of record holding 342,330,264 Subordinate Voting Shares. Currently and as of the Record Date, there are no Proportionate Voting Shares outstanding. As of the Record Date and currently, the Subordinate Voting Shares represent 100% of voting rights attached to outstanding securities of the Company.

Holders of Subordinate Voting Shares and holders of Proportionate Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each shareholder meeting, holders of Subordinate Voting Shares are entitled to one vote in respect of each Subordinate Voting Share held and holders of Proportionate Voting Shares are entitled to 100 votes in respect of each Proportionate Voting Share held.

FINANCIAL STATEMENTS

The audited consolidated financial statements of the Company for the fiscal year ended December 31, 2022 and the accompanying independent auditor’s report will be placed before the Meeting.

OVERVIEW OF PROPOSALS TO BE VOTED ON

The following three Proposals are included in this Proxy Statement at the direction of the Board. Our Board unanimously recommends that you vote (1) “FOR” the setting of the number of directors at four in Proposal No. 1, (2) “FOR” the re-election of our existing directors, all of whom have been nominated by the Board, in Proposal No. 2, (3) “FOR” the appointment and remuneration of MGO as our auditor in Proposal No. 3, and (4) “FOR” the approval of the Equity Incentive Plan resolution in Proposal No. 4.

PROPOSAL NO. 1 — SETTING THE NUMBER OF DIRECTORS

The Articles of the Company provide that the number of directors should not be fewer than three directors. There are currently four directors of the Company. At the Meeting, it is proposed to fix the number of directors at four and that four directors be elected at the Meeting.

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PROPOSAL NO. 2 — ELECTION OF DIRECTORS

Each of our four existing directors have been nominated by the Board and are standing for re-election at the Meeting, each to serve as a director of the Company until the next meeting of shareholders at which the election of directors is considered, or until his or her successor is duly elected or appointed, unless he or she resigns, is removed or becomes disqualified in accordance with the Articles of the Company and the BCBCA. The persons named in the accompanying proxy intend to vote for the re-election of each of our existing directors at the Meeting, unless otherwise directed. Management does not contemplate that any of our existing directors will be unable to serve as a director of the Company if elected at the Meeting.

The following table sets out the name of each of our directors, each of whom is proposed by the Board to be re-elected as a director at the Meeting, and each of their respective principal business positions and the period during which such person has been a director of the Company. Please see “Security Ownership of Certain Beneficial Owners and Management” for each director’s beneficial ownership of the Subordinate Voting Shares as of the Record Date.

Name of Nominee	Director Since	Principal Occupation, Business or Employment (3)
George Archos (4) Age: 43 Florida, USA	February 11, 2021	Chairman and Chief Executive Officer of Verano Holdings Corp. since February 11, 2021 Co-Founder, Chairman and Chief Executive Officer of Verano LLC from September 2017 to February 11, 2021
R. Michael Smullen (4) Age: 68 Florida, USA	February 11, 2021	Executive Director of MÜV Enterprises from February 11, 2021 to March 31, 2023 Co-Founder, Chairman & Chief Executive Officer of AltMed from October 2014 until February 11, 2021
Lawrence R. Hirsh (1)(2) Age: 60 Florida, USA	August 29, 2022	Since 2020, consultant to various companies on financial and operational matters through LRHIRSH, LLC. Managing Director at Alvarez & Marsal LLC from June 2002 to November 2020
Cristina Nuñez (1)(2) Age: 38 Florida, USA	February 11, 2021

Co-Founder & Partner of True Beauty Ventures LP since April 2020

Chief Operating Officer and General Manager of Clark’s Botanicals from May 2017 to April 2019

Leadership and operating roles at Laura Geller Beauty from October 2014 to May 2017

(1)	Member of the Audit Committee of the Board.

(2)	Member of the Compensation Committee of the Board.

(3)	The information as to principal occupation, business or employment is based on information furnished by the nominee. Additional information on each nominee is set forth below under the heading titled “Biographical Information.”

(4)	The nominee is a current or former officer and employee of the Company and has been determined not to be independent by the Board. “Independent” refers to the standards of independence established under Canadian Securities Administrators’ National Instrument 58-101 – Disclosure of Corporate Governance Practices and the listing standards of the Nasdaq Stock Market, LLC.

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Biographical Information

Following are the biographies of the nominees for the Board.

George Archos, Chairman and Chief Executive Officer

Mr. Archos has served as Chairman and Chief Executive Officer of the Company since February 2021 upon consummation of the RTO. Mr. Archos co-founded Verano LLC in September 2017 and served as Verano LLC’s Chairman and Chief Executive Officer until February 2021 when Verano LLC became a subsidiary of the Company in the Go Public Transactions. Mr. Archos entered the cannabis industry in 2014 when he founded Ataraxia Grow and Labs, an Illinois based medical cannabis growth and cultivation company, where he led its’ successful effort to obtain one of the first medical cannabis cultivation licenses issued in Illinois. Mr. Archos began his career in the hospitality industry in 2001 and is the president and owner of eight restaurants located throughout Illinois. Mr. Archos attended Loyola University in Chicago where he studied communications and philosophy. As a co-founder of Verano LLC, Mr. Archos brings to the Board substantial insight and business experience with respect to the cannabis industry, the founding and building of Verano LLC and leading the Go Public Transactions, as well as his successful investment and business experience in logistics, delivery and operations business verticals in the cannabis and restaurant industries.

R. Michael Smullen, Director

Mr. Smullen has served as a Director of the Company since February 2021 upon consummation of the RTO, and Mr. Smullen previously served as the Company’s Executive Director of MÜV Enterprises from February 2021 until March 31, 2023 and as Corporate Secretary from February 2021 until December 31, 2021. Mr. Smullen co-founded AltMed in October 2014 and served as AltMed’s Chief Executive Officer and Chairman until February 2021 when the AME Parties were acquired by the Company in the Go Public Transactions. Prior to entering the cannabis industry, Mr. Smullen spent 31 years in the pharmaceutical and biotech industries, where he built and led commercial operations for several companies. From May 1994 to July 2007, Mr. Smullen held various executive-level positions with MedImmune, LLC, a pharmaceutical company based in Maryland (“MedImmune”), which launched the first monoclonal antibody approved in the U.S. for an infectious disease. In 2007, Mr. Smullen was part of the executive team that led MedImmune’s $15.6 billion acquisition by AstraZeneca plc. Mr. Smullen graduated from Norwich University in 1976 and holds degrees in History and Criminal Justice. Mr. Smullen brings to the Board substantial insight with respect to the cannabis industry and extensive senior management experience through his leadership positions with the AME Parties as well as his successful business experience in building and integrating business operations and acquisitions in the cannabis, pharmaceutical and biotech industries.

Lawrence Randall Hirsh, Director

Mr. Hirsh joined the Board as a Director in August 2022. Since 2020, Mr. Hirsh has provided consulting services to various companies on financial and operational matters through LRHIRSH, LLC. From 2002 to 2020, Mr. Hirsh served as a managing director of Alvarez & Marsal North America, LLC (“A&M”), a leading interim management and operational improvement implementation firm providing services in 40 countries with over 5,000 professionals. Mr. Hirsh co-founded the A&M Atlanta office and served as co-business unit leader for A&M’s Southeastern U.S. Corporate Restructuring Practice and on the Executive Committee of A&M’s North American Corporate Restructuring Practice. While at A&M, Mr. Hirsh served in advisory, interim management and director roles for clients, including various appointments as interim chief operating officer, chief financial officer and chairman of the board. Prior to joining A&M, Mr. Hirsh was a partner at Arthur Andersen LLP from 1995 to 2002 where his responsibilities included Southeast Leader for the U.S. Corporate Restructuring Practice and Atlanta and Southeast Leader for the Business Valuation Practice. Clients Mr. Hirsh has served include both public and private companies in a variety of industries, including transportation, logistics, healthcare, real estate and construction, financial services, manufacturing, and wholesale distribution. Over the past ten years, Mr. Hirsh has served on various boards of directors including as chairman, audit committee chair, compensation committee chair and as a board designee for investors and lenders. Mr. Hirsh also is currently serving as a board member for a healthcare management services company, a source-to-pay analytics company, affiliated real estate investment funds at the request of the investment manager and as chairman of the audit committee of a commercial contractor of interior systems. Mr. Hirsh holds a Bachelor of Business Administration from the University of Florida and is a certified public accountant, certified turnaround professional and a member of the American College of Bankruptcy. As an experienced director, senior executive and a financial expert, Mr. Hirsh brings to the Board substantial expertise and experience in financial management, cyber security, the restructuring and integration of businesses and corporate governance.

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Cristina Nuñez, Director

Ms. Nuñez has served as a Director of the Company since February 2021 upon the consummation of the RTO. Ms. Nuñez is the Co-Founder and General Partner of True Beauty Ventures, which was founded in April 2020. True Beauty Ventures is an emerging growth venture capital fund focused on identifying, partnering with, and scaling beauty, wellness and personal care companies. Prior to launching True Beauty Ventures in 2020, Ms. Nuñez spent half of her career as an operator in beauty and wellness. From May 2017 through April 2019, she was the General Manager and Chief Operating Officer of Clark’s Botanicals, a clean, botanical skincare brand with international ecommerce and prestige wholesale distribution. From October 2014 to May 2017, Ms. Nuñez held various executive leadership and operating roles at Laura Geller Beauty, a global, prestige makeup brand. Ms. Nuñez spent seven years with various prominent private equity firms and investment banks, including Tengram Capital Partners, L Catterton and UBS. Through her position at True Beauty Ventures, Ms. Nuñez also is currently serving as a board member for a hair care brand manufacturer, a skin care products manufacturer, an adaptogenic supplements, skincare and foods company, a consumer brands wellness company and a cannabinoid-based supplements company, and as a board observer at a skincare and wellness company and a haircare products company. Ms. Nuñez graduated magna cum laude from Duke University in May 2007 and holds a Bachelor of Arts with Highest Distinction in Public Policy Studies and Political Science. Ms. Nuñez’s work experience in private equity and investment banking brings financial analysis and capital markets expertise to the Board, while her experiences with emerging growth companies in scaling their operations adds substantial value in assessing and implementing the Company’s strategic plan as it scales its operations in the emerging cannabis markets.

The persons named in the proxy (if named and absent contrary directions) intend to vote the Subordinate Voting Shares represented thereby FOR: (1) setting the number of directors at four; and (2) the re-election of each of the existing directors, all of whom have been nominated by the Board, unless otherwise instructed on a properly executed and validly submitted proxy.

Management of the Company does not contemplate that any nominees named above will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another person nominated at their discretion.

Replacement or Removal of Directors

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the removal of directors, in both instances whether by shareholders or directors, the director will hold office until the remainder of the unexpired portion of the term of the departed director that was replaced or the remainder of the term of the vacant seat.

Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions

To the Company’s knowledge, no director nominee is or, within the ten years prior to the date of this Proxy Statement, has been, a director, chief executive officer or chief financial officer of any company (including the Company) that: (1) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days (an “order”); or (2) after that person ceased acting in that capacity, was subject to an order, which resulted from an event that occurred while that person was acting in the capacity of director, chief executive officer or chief financial officer.

To the Company’s knowledge, no director nominee is or, within the ten years prior to the date of this Proxy Statement, has been, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the Company’s knowledge, no director nominee has, during the ten years prior to the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the director nominee.

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Certain Relationships and Related Party Transactions

Policy Regarding Related Party Transactions

The Company has adopted a Related Party Transaction Policy (the “Related Party Policy”), which requires that employees, officers and directors report to the Company’s Chief Legal Officer or Chief Financial Officer any activity that would cause, or appear to cause, a conflict of interest on his or her part. Related parties include any person who is or was (since the beginning of the Company’s last fiscal year, even if such person does not presently serve in that role) an executive officer, director or nominee for director of the Company, any shareholder owning more than 5% of any class of the Company’s voting securities or an immediate family member, as defined in the Related Party Policy, of any such person. Under the Related Party Policy, a “related party transaction” generally includes any transaction, arrangement or relationship (including charitable contributions and including any series of similar transactions, arrangements or relationships) with the Company or any of its subsidiaries in which any related party has a direct or indirect material interest.

In accordance with the Related Party Policy, in certain circumstances related party transactions involving amounts of $120,000 or less may be approved by the Company’s Chief Legal Officer or Chief Financial Officer, and related party transactions involving amounts in excess of $120,000 must be approved by the Board’s Audit Committee (the “Audit Committee”).

Related Party Transactions

In addition to the compensation arrangements discussed below in the sections “Named Executive Officer Compensation” and “Director Compensation”, since January 1, 2022, the Company has entered into or maintained the following related party transactions that involve amounts in excess of $120,000:

●	George Archos, the Company’s Chief Executive Officer and Chairman, is a lender under the Credit Agreement, dated as of October 27, 2022, by and among the Company, subsidiaries of the Company from time-to-time party thereto, lenders from time-to-time party thereto, and Chicago Atlantic Admin, LLC, as administrative agent for the lenders (the “Credit Agreement”). Mr. Archos funded $1,000,000 of the $350,000,000 funded by the lenders under the Credit Agreement. As of April 27, 2023, the outstanding principal owed to Mr. Archos pursuant to the Credit Agreement was $1,000,000. During the year ended December 31, 2022, the Company made no principal payments and interest payments of $24,500 to Mr. Archos. The outstanding indebtedness under the Credit Agreement, including Mr. Archos’ principal balance, bears interest at a floating rate equal to the prime rate then in effect plus 6.50%, which rate may be increased by 3% upon an event of default or 6% upon a material event of default, each as provided in the Credit Agreement.

●	John Mitch Tipton, the immediate family member of John Tipton, the Company’s President, was employed by Plants of Ruskin prior to the Company acquiring Plants of Ruskin in the Go Public Transactions. Currently Mitch Tipton serves as the Company’s Executive Vice President, Director of Cultivation. As compensation for such position, during the year ended December 31, 2022, John Mitch Tipton received a cash salary of $192,538, a cash bonus of $33,000 and the issuance of 50,695 Company restricted stock units, which had a fair market value of $392,886 on the date of grant.

●	On January 14, 2022, Plants of Ruskin repaid R. Michael Smullen, a current director of the Company and a nominee for director, all outstanding principal and interest under a promissory note made by Plants of Ruskin in favor of Mr. Smullen on January 15, 2020. The promissory note bore interest at 10% per annum. As of repayment, $150,000 of principal and $15,577 of interest were paid to Mr. Smullen and thereafter, the promissory note was terminated, and no amounts remain due under such promissory note.

Each of Mr. Archos’ and Mr. Tipton’s related party transactions were approved by the Audit Committee pursuant to the Related Party Policy. Mr. Smullen’s related party transaction was not approved by the Audit Committee given it was entered into prior to the Company’s acquisition of Plants of Ruskin and prior to the Company becoming subject to the rules and regulations of the Exchange Act, and such promissory note was paid in full and is no longer outstanding.

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Requirements under the BCBCA

Pursuant to the BCBCA, directors and officers of the Company, when exercising the powers and performing the functions of a director or officer, as the case may be, are required to act honestly and in good faith with a view to the best interests of the Company, exercise the care, diligence and skill that a reasonably prudent individual would exercise in comparable circumstances, act in accordance with the BCBCA and its regulations, and, subject to the above, act in accordance with the Articles of the Company.

Under the BCBCA, subject to limited exceptions, a director or senior officer who holds a disclosable interest in a material contract or transaction is liable to account to the company for any profit that accrues to the director or senior officer under or as a result of a contract or transaction unless:

●	the director who has a disclosable interest in a contract or transaction is not entitled to vote on any directors’ resolution to approve that contract or transaction; and

●	the contract or transaction is approved by the directors after the nature and extent of the disclosable interest has been disclosed to the directors or, if applicable, by special resolution of shareholders after the nature and extent of the disclosable interest has been disclosed to the shareholders entitled to vote on that resolution.

A director or senior officer has a disclosable interest in a contract or transaction if:

●	the contract or transaction is material to the Company;

●	the Company has entered, or proposes to enter, into such contract or transaction; and

●	either of the following applies to the director or senior officer: (1) the director or senior officer has a material interest in the contract or transaction; or (2) the director or senior officer is a director or senior officer of, or has a material interest in, a person who has a material interest in the contract or transaction, and the interest is known by the director or senior officer or reasonably ought to have been known.

Generally, as a matter of practice, directors or senior officers who have disclosed a disclosable interest in any contract or transaction that the Board is considering will not take part in any Board discussion respecting that contract or transaction. If such directors participate in the discussions, they will abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

Indebtedness of Directors and Executive Officers

No individual who is, or at any time during the most recently completed fiscal year of the Company was, a director or executive officer of the Company, and no nominee for director of the Company, or any associate of any such director, executive officer or nominee: (1) is or at any time since the beginning of the Company’s most recently completed fiscal year has been, indebted to the Company or any of its subsidiaries; or (2) whose indebtedness to another entity is, or at any time since the beginning of the Company’s most recently completed fiscal year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

Interests of Management of the Company and Others in Material Transactions

Other than as described elsewhere in this Proxy Statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any informed persons, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 5% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended December 31, 2022 that has materially affected or is reasonably expected to materially affect the Company or its subsidiaries.

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PROPOSAL NO. 3 — APPOINTMENT AND REMUNERATION OF AUDITORS

The Board recommends, on the advice of the Audit Committee, that the shareholders of the Company appoint MGO as our auditor to audit the Company’s consolidated financial statements for the 2023 fiscal year and to authorize the directors to fix the remuneration of the auditor.

MGO has served as the Company’s auditor since September 16, 2022, and previously served as the Company’s auditor with respect to the fiscal years ended December 31, 2020 and 2019 and the fiscal quarter ended March 31, 2021. To the knowledge of management of the Company, neither MGO nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as our auditor.

Representatives of MGO are expected to virtually attend the Meeting and will have the opportunity to make a statement. They will also be available to respond to appropriate questions.

Principal Audit Fees and Services

On September 14, 2022, upon the Company’s request, Baker Tilly US, LLP (“Baker Tilly”), resigned as the Company’s independent registered public accounting firm and the Company engaged MGO. The change in auditors was considered and approved by the Audit Committee and the Board. During the fiscal year ended December 31, 2021, and during the period of January 1, 2022 through the date Baker Tilly resigned, there were no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Baker Tilly’s satisfaction, would have caused Baker Tilly to make reference in connection with its opinion to the subject matter of the disagreement. No “reportable events”, as that term is described in Item 304 of the SEC’s Regulation S-K, occurred within the fiscal year ended December 31, 2021, and subsequently up to September 14, 2022, the date Baker Tilly resigned.

Pursuant to National Instrument 51-102 – Continuous Disclosure Obligations, the “reporting package” (as defined therein) with respect to the change of auditor included in the Company’s Current Report on Form 8-K filed with the SEC on September 16, 2022 is incorporated by reference into this Proxy Statement. The reporting package has been filed on SEDAR and with the SEC and is accessible on the Company’s profile pages at www.sedar.com and www.sec.gov, and it is also available on our website at https://investors.verano.com. Upon request, the Company will promptly provide a copy of any such document free of charge to a shareholder of the Company.

Aggregate fees billed by our independent auditors, MGO, for the year ended December 31, 2022, and our former independent public accounting firm, Baker Tilly, for the year ended December 31, 2021 are detailed in the table below.

	2022($)	2021($)
Audit Fees	2,634,173	3,447,959
Audit Related Fees	0	67,440
Tax Fees(1)	0	317,394
All Other Fees(2)	0	0
Total Fees Paid	2,634,1731	3,832,793

(1)	The term “Tax Fees” means the aggregate fees billed for professional services rendered by the Company’s independent auditor for tax compliance, tax advice, and tax planning for the applicable year.

(2)	The term “All Other Fees” means the aggregate fees billed for products and services provided by the Company’s independent auditor for the applicable year, other than the services reported under the categories of “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

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Pre-approval Policies and Procedures

Pursuant to the charter of the Audit Committee, our Audit Committee reviews, in advance, and either approves or does not approve, all audit, audit-related, tax and other non-audit services that our independent auditor provides to the Company. The charter of the Audit Committee requires that all services received from our independent auditor be approved in advance by the Audit Committee. Pursuant to the Audit Committee Pre-Approval Policy adopted by the Audit Committee, the Audit Committee delegated to its Chairman the authority to grant pre-approvals of specified services in accordance with such policy.

Our Audit Committee has determined that the provision of the services as set out above is compatible with the maintaining of our auditor’s independence in the conduct of their auditing functions.

AUDIT COMMITTEE REPORT

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by Verano under the Securities Act of 1933, as amended, or the Exchange Act.

The role of the Audit Committee of the Board of Directors of Verano Holdings Corp. (the “Company”) is to act in an objective, independent capacity as a liaison between the auditors, management and the Board of Directors and to ensure the auditors have a facility to consider and discuss governance and audit issues with parties not directly responsible for the Company’s operations. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

With respect to the Company’s audited consolidated financial statements as of and for the fiscal year ending December 31, 2022, the Audit Committee has discussed with Macias Gini & O’Connell LLP, the Company’s independent registered public accounting firm (“MGO”), the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301, the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee discussed with MGO its independence, and received from MGO the written disclosures and the letter required by applicable requirements of the PCAOB. Finally, the Audit Committee discussed with MGO, with and without management present, the scope and results of MGO’s audit of such consolidated financial statements.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that such audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 30, 2022.

Audit Committee of the Board

Lawrence Hirsh, Chairman

Cristina Nuñez

The persons named in the proxy (if named and absent contrary directions) intend to vote the Subordinate Voting Shares represented thereby FOR the resolution appointing MGO as auditors of the Company for the ensuing year and to authorize the directors to fix MGO’s remuneration.

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PROPOSAL NO. 4 — APPROVAL OF EQUITY INCENTIVE PLAN

The Company’s Stock and Incentive Plan (the “Equity Incentive Plan”) was approved by Majesta Minerals shareholders on January 27, 2021 and was adopted and approved by the Board on February 11, 2021 upon the consummation of the RTO. The Equity Incentive Plan permits the grant of: (1) stock options (“Company Options”) consisting of nonqualified stock options and incentive stock options; (2) restricted stock awards; (3) restricted stock units (“Company RSUs”); (4) stock appreciation rights (“Company SARs”); (5) performance compensation awards; and (6) other stock-based awards (which are referred to herein collectively as “Awards”). A summary of the Equity Incentive Plan including a description of the Awards is set out under the heading “Security Based Compensation Arrangements” below and a copy of the Equity Incentive Plan is appended hereto as Schedule “B”.

The maximum aggregate number of Subordinate Voting Shares and Proportionate Voting Shares that may be issued under the Equity Incentive Plan will be determined by the Board from time to time, but in no case will exceed, in the aggregate, 10% of the aggregate number of Shares then outstanding (whereby the Proportionate Voting Shares are calculated on an as-converted to Subordinate Voting Share basis). As of the Record Date, the Company had 39,989 unexercised Company Options, 3,149,704 Company RSUs outstanding, and an aggregate of 26,282,850 Subordinate Voting Shares remained available for issuance under the Equity Incentive Plan.

The CSE requires that every three years after the institution by an issuer of a security-based compensation arrangement that does not have a fixed maximum number of securities issuable, such as the Equity Incentive Plan, all unallocated rights, options or other entitlements under such arrangement must be approved by a majority of the issuer’s directors and by the issuer’s shareholders. Accordingly, in accordance with the requirements of the CSE, our shareholders are being asked at the Meeting to consider and, if thought appropriate, to pass an ordinary resolution to approve the Equity Incentive Plan and the unallocated Awards under the Equity Incentive Plan.

If the resolution is not passed, no further Awards will be granted (including new Awards to be granted after already outstanding Awards are cancelled, terminated or exercised) until we subsequently obtain shareholder approval. Outstanding Awards will not be affected.

At the Meeting, the shareholders of the Company will be asked to pass the following resolutions (collectively the “Equity Incentive Plan Resolution”):

Equity Incentive Plan Resolution

1. The equity incentive plan (the “Equity Incentive Plan”) of Verano Holdings Corp. (the “Company”) in substantially the form described in and appended to the management information circular and proxy statement of the Company dated April 28, 2023 be and the same is hereby ratified, confirmed and approved and shall thereafter continue and remain in effect until further ratification is required pursuant to the rules of the Canadian Securities Exchange (the “CSE”) or other applicable regulatory requirements.

2. All unallocated awards to acquire Class A subordinate voting shares or Class B proportionate voting shares of the Company, and all other rights or other entitlements available under the Equity Incentive Plan, as further amended or supplemented from time to time, are hereby approved and authorized.

3. The Company shall have the ability to continue granting awards under the Equity Incentive Plan until June 22, 2026 or such other date that is three years from the date on which shareholder approval of unallocated awards under such Equity Incentive Plan is obtained.

4. The board of directors of the Company is authorized and directed to make any changes to the Equity Incentive Plan as may be required by the CSE or other regulatory authorities, without further approval by the shareholders of the Company.

5. Any director or officer of the Company is hereby authorized and directed, for and on behalf of the Company, to do all things and to execute, deliver and file all such agreements, documents and instruments, and to do all such other acts and things, as such director or officer deems necessary or desirable to give effect to the forgoing resolutions.

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The persons named in the proxy (if named and absent contrary directions) intend to vote the Subordinate Voting Shares represented thereby FOR the Equity Incentive Plan Resolution.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Subordinate Voting Shares as of the Record Date for: (1) each member of the Board, all of whom are nominees for re-election to the Board at the Meeting; (2) each Named Executive Officer” or “NEO” (as such terms are defined below); (3) each person known to the Company to be a beneficial owner of more than 5% of the Company’s securities; and (4) all members of the Board, Named Executive Officers and all other executive officers of the Company as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership of within 60 days, including upon the vesting of Company RSUs and the vesting of Company Options. Except as indicated, all shares of the Company’s securities are owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The address for each director and executive officer is c/o Verano Holdings Corp., 415 North Dearborn Street, 4th Floor, Chicago, Illinois 60654.

	Subordinate Voting Shares	% of Total Subordinate Voting
Name	Number	Shares (1)
George Archos, Director, Director Nominee & NEO (2)	57,610,755	16.8%

R. Michael Smullen, Director and Director Nominee	2,428,863	*

Cristina Nuñez, Director and Director Nominee	45,059	*

Lawrence Hirsh, Director and Director Nominee	-	*

John Tipton, NEO (3)	3,717,779	1.1%

Darren Weiss, NEO (4)	660,361	*

All Company directors and executive officers as a group (eleven persons) (5)	64,675,947	18.9%

* represents less than 1%

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(1)	Based on 342,330,264 Subordinate Voting Shares issued and outstanding as of the Record Date.

(2)	Includes: (i) 622,981 Subordinate Voting Shares; (ii) vested Company Options to purchase 6,632 Subordinate Voting Shares; (iii) 74,962 Company RSUs to be settled in Subordinate Voting Shares and which vest within 60 days of the Record Date; (iv) 15,205,752 Subordinate Voting Shares held by 3PLGK, LLC; (v) 4,420,790 Subordinate Voting Shares held by Archos Capital Group, LLC; (vi) 22,225,852 Subordinate Voting Shares held by Copperstone Trust; (vii) 10,154,606 Subordinate Voting Shares held by GP Management Group, LLC; and (viii) 4,899,180 Subordinate Voting Shares held by The George P. Archos Irrevocable Trust. Mr. Archos holds sole voting and dispositive power over the Subordinate Voting Shares held by each of the foregoing entities other than the Subordinate Voting Shares held by 3PLGK, LLC, over which he has shared voting and dispositive power. The foregoing Subordinate Voting Shares are pledged as security for a $13,500,000 loan.

(3)	Includes: (i) 3,206,379 Subordinate Voting Shares; and (ii) 511,400 Subordinate Voting Shares held by The Jaclyn Tipton & Mitchell Tipton & Miranda Tipton TR the John A Tipton Irrevocable Spousal Trust Agreement of 2021 DTD 05/11/2021. Members of Mr. Tipton’s immediate family are the trustees and beneficiaries of the foregoing trust and Mr. Tipton has a pecuniary interest in the Shares held by such trust.

(4)	Includes: (i) 583,216 Subordinate Voting Shares; (ii) vested Company Options to purchase 6,128 Subordinate Voting Shares; and (iii) 71,017 Company RSUs to be settled in Subordinate Voting Shares and which vest within 60 days of the Record Date.

(5)	Includes: (i) an aggregate of 64,395,476 Subordinate Voting Shares beneficially owned directly and indirectly by such group members; (ii) an aggregate of vested Company Options to purchase 12,760 Subordinate Voting Shares held by such group members; and (iii) an aggregate of 267,711 Company RSUs held by such group members which vest within 60 days of the Record Date.

CORPORATE GOVERNANCE

Board of Directors

Our Board is responsible for the stewardship of the Company and managing and supervising management of our business and affairs, including risk management and providing guidance and strategic oversight to management. Subject to the BCBCA, the regulations thereunder and the Articles of the Company, the Board has the authority to manage and supervise the management of the business and affairs of the Company.

Our Articles provide that the quorum necessary for the transaction of the business of the Board may be set by the directors and, if not so set, is deemed to be set at two directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

Biographical information on each member of the Board, including their respective ages and business experience, is included above under the heading titled “Proposal No. 2—Election of Directors”.

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Board Adopted Policies

The Canadian Securities Administrators have issued corporate governance guidelines pursuant to Canadian National Policy 58-201—Corporate Governance Guidelines (the “Canadian Corporate Governance Guidelines”), together with related disclosure requirements pursuant to Canadian National Instrument 58-101—Disclosure of Corporate Governance Practices. The Canadian Corporate Governance Guidelines are recommended as “best practices” for Canadian issuers to follow. We recognize that good corporate governance plays an important role in our overall success and in enhancing shareholder value and, accordingly, we have adopted corporate governance policies and practices which reflect our consideration of the recommended Canadian Corporate Governance Guidelines.

The Board has adopted the Code of Conduct. The Code of Conduct has been filed on SEDAR and with the SEC and is accessible on the Company’s profile pages at www.sedar.com and www.sec.gov, and it is also available on our website at https://investors.verano.com. The Company will, upon request at https://investors.verano.com provide a copy of the Code of Conduct free of charge to any shareholder. Further, in addition to the Related Party Policy, the Board and its committees have adopted a Corporate Disclosure Policy, Whistleblower Policy, External Communication and Fair Disclosure Policy, Insider Trading Policy, Stock Ownership Policy and a Clawback Policy, as well as Corporate Governance Guidelines, Guidelines for Hiring Employees and Former Employees of the Independent Auditor and Risk Management Guidelines. Such policies and guidelines that are available on our website at https://investors.verano.com are not deemed to be incorporated in this Proxy Statement or to be part of this Proxy Statement.

Hedging Policies or Practices

Our officers and employees are discouraged from purchasing financial instruments designed to hedge or offset a decrease in the market value of equity securities granted to them by the Company as compensation or held, directly or indirectly, by the officer or employee. The Company’s Insider Trading Policy prohibits directors, executive officers and specified other insiders of the Company from entering into any transaction that has the effect of offsetting their economic value of any direct or indirect interest in the securities of the Company. Hedging also may not be utilized to offset the value of any shareholding requirements under the Company’s Stock Ownership Policy.

Nomination of Directors

The Board has not established a standing nominating committee and as a result performs the functions typically assigned to a nominating committee, including the identification, recruitment and nomination of candidates for the Board and its committees, determining the structure, composition and functioning of the Board and its committees, including the reporting channels through which the Board receives information and the quality and timeliness of the information, developing and recommending to the Board corporate governance guidelines applicable to the Company and annually reviewing and recommending changes, as necessary or appropriate, overseeing the annual evaluation of the Board’s effectiveness and performance.

Given the size of the current Board and other factors the Board deemed relevant, the Board has concluded that vesting the responsibility to nominate directors in the full Board, without the need for a nominating committee, is appropriate at this time. However, the Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.

There have been no material changes to the process by which our shareholders may recommend candidates to be considered for nomination to the Board.

Board Leadership

Our Board has a Chairman, currently our Chief Executive Officer, Mr. Archos, who has authority, among other things, to call and preside over Board meetings. Our Board does not have a lead independent director. Given our number of directors and the nature of the Company’s business, the Board has concluded that our current leadership structure is appropriate at this time. However, the Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.

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Director Independence

The Board determines the independence of our directors within the meaning of that term as defined in sections 1.4 and 1.5 of Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”), in accordance with the listing rules of the Nasdaq Stock Market, LLC (“Nasdaq”) and applicable SEC rules. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees, that neither the director nor any of his or her family members has engaged in various types of business dealings with us, and that neither the director nor any of his or her family members is a current partner of our independent auditor, or was a partner or employee of our independent auditor who worked on our audit at any time over the past three years. In addition, under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

It has been determined that two of our current directors are independent under the independence rules of Nasdaq as well as within the meaning of NI 52-110 and applicable SEC rules: Cristina Nuñez and Lawrence Hirsh.

None of our current directors are presently directors of other reporting issuers in Canada, the U.S. or elsewhere.

Director Orientation and Continuing Education

While the Company does not have a formal director orientation program, the Company and the Board considers that orienting and educating directors are important elements of ensuring responsible governance. The Board will periodically evaluate an orientation program for new directors and a continuing education program for existing directors. New directors are provided with the Company’s continuous disclosure documents required by the CSE, the SEC and Canadian Securities Administrators, the Company’s corporate governance policies and guidelines and the charters of each of the standing committees of the Board. New directors are invited to attend orientation sessions in the form of informal meetings with members of the Board and senior management, complemented by management and legal presentations on the Company’s business and operations, the cannabis industry and the public company reporting obligations of the Company and its insiders. In addition, the Board may arrange for directors of the Company to attend outside educational programs pertaining to the directors’ responsibilities.

Board Assessments

In February 2023, each director was given a director self-evaluation to use in the annual evaluation of the Board and its committees. Each director has regular opportunity to assess the Board as a whole, its committees and other directors in relation to the Board given that the Board is comprised of four members, two members of the Board comprise all members of the Board’s two standing committees, and the Board and its committees meet at least quarterly during each year.

Board and Committee Meetings

A yearly calendar was adopted in January 2023 that sets forth scheduled Board and committee meetings for the year and includes agendas for each scheduled meeting. At scheduled quarterly Board and committee meetings, directors receive and discuss management reports regarding our financial and operational performance, human capital, investor relations matters, regulatory matters, prospects and plans, as well as significant opportunities and risks and issues facing the Company. The scheduled agendas for meetings of the Board and its committees are reviewed in advance in consultation with management and may be updated based on such review and consultation. Directors have full access to officers and employees of the Company and, as they deem necessary and appropriate, the Company’s advisors, including legal counsel and independent auditors. The Board and its committees may retain independent advisors in their discretion and at the cost of the Company. The Board and its committees are given the opportunity at each meeting to hold executive sessions and the non-employee directors may hold executive sessions and include any of our advisors at any other times as they may determine in their discretion.

During the year ended December 31, 2022, the Board held seven meetings and all directors attended 100% of such meetings during their respective tenures. Board members are permitted to attend our annual general and special meeting of shareholders. All directors attended the Company’s annual general meeting of shareholders held in August 2022.

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Board Committees

Audit Committee

The role of the Audit Committee is to act in an objective, independent capacity as a liaison between our independent auditors, management and the Board and to ensure our independent auditors have a facility to consider and discuss governance and audit issues with parties not directly responsible for operations. The Audit Committee reviews the financial reports and other financial information that we provide to the SEC, the Canadian Securities Administrators and other regulatory authorities and our shareholders, as well as reviews our system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

Additionally, the Audit Committee is responsible for coordinating with and assisting the Board in overseeing the Company’s management of risk, including the Company’s processes for identifying, assessing and managing risks. The Audit Committee is responsible for reviewing and discussing the processes by which management of the Company identifies, assesses and manages risks and is responsible for discussing the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures.

In 2022, our Audit Committee consisted of Ms. Nuñez, Edward Brown, Mr. Archos, who stepped down from the Audit Committee in February 2022, and Mr. Hirsh, who joined the Board and Audit Committee in August 2022. Mr. Brown served as Chairman of the Audit Committee until August 2022 at which time Mr. Hirsh became the Chairman. Other than Mr. Archos, the members of our Audit Committee during 2022 and currently have been determined by the Board to be “financially literate” and “independent” within the applicable meanings of the listing rules of Nasdaq, SEC rules and Canadian securities laws. Further, Mr. Hirsh is an audit committee financial expert within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder by the SEC. In February 2023, Mr. Brown resigned from the Board and the Audit Committee.

The following chart sets forth the composition of our Audit Committee:

Name of Member	Independent (1)	Financially Literate (2)	Financial Expert (3)
Cristina Nuñez	Yes	Yes	No
Lawrence Hirsh	Yes	Yes	Yes

(1)	The Board determines the independence of the members of the Audit Committee within the meaning of NI 52-110 and in accordance with the listing rules of Nasdaq.

(2)	A member of the Audit Committee is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

(3)	A member of the Audit Committee is an audit committee financial expert if he or she possess (i) an understanding of U.S. GAAP and financial statements, (ii) the ability to assess the general application of U.S. GAAP to accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing, or evaluating financial statements of a breadth and level of accounting complexity generally comparable to that to be present in the Company’s financial statements (or experience actively supervising others engaged in such activities), (iv) an understanding of internal control over financial reporting, and (v) an understanding of audit committee functions.

The education and experience of each member of the Audit Committee that may be relevant to the performance of his or her responsibilities as a member of the Audit Committee is described above under the heading titled “Proposal No. 2—Election of Directors”.

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Our Board has adopted a written charter for the Audit Committee, which sets out the Audit Committee’s responsibilities, consistent with the rules of the SEC and NI 52-110, a current copy of which is available on our website at https://investors.verano.com and appended hereto as Schedule “A”. The Audit Committee has access to all books, records, facilities and personnel and may request any information about us as it may deem appropriate. It has the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee.

Both our independent auditors and internal accounting and finance personnel regularly meet with the Audit Committee and have unrestricted access to the Audit Committee. At no time since the commencement of the Company’s most recently completed fiscal year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.

Our Audit Committee held four meetings during the year ended December 31, 2022. All Audit Committee members attended 100% of Audit Committee meetings during the year ended December 31, 2022 during their respective tenures.

Compensation Committee

In 2022, the Compensation Committee of the Board (the “Compensation Committee”) consisted of Ms. Nuñez and Mr. Brown. In February 2023, Mr. Brown resigned from the Board and the Compensation Committee and Mr. Hirsh was appointed to the Compensation Committee. Ms. Nuñez serves as the Chair of our Compensation Committee. The role of the Compensation Committee is to assist the Board in fulfilling its responsibilities for compensation philosophy and guidelines and fixing compensation levels for the Company’s executive officers. In addition, the Compensation Committee is charged with reviewing the Company’s equity incentive plans and proposing changes thereto, approving any awards under the Company’s equity incentive plan and recommending any other employee benefit plans, incentive awards and prerequisites with respect to the Company’s executive officers.

Additional discussion of the role and responsibilities of the Compensation Committee is set forth below under the heading titled “Named Executive Officer Compensation” and “Director Compensation”.

The Board has adopted a written charter setting forth the purpose, composition, authority and responsibility of our Compensation Committee consistent with the rules of the SEC and the guidance of the Canadian Securities Administrators, a current copy of which is available on our website at https://investors.verano.com.

The Board determined that Mr. Brown was, and Ms. Nuñez and Mr. Hirsh are independent in accordance with the listing rules of Nasdaq and applicable Canadian securities laws.

Our Compensation Committee held no meetings, and acted six times via unanimous written consent, during the year ended December 31, 2022.

Communications with the Board

Shareholders and other interested parties may contact any member (or all members) of the Board (including, without limitation, the non-management directors), any committee of the Board or the chair of any such committee. Written correspondence may be sent addressed to the Board, any committee or any individual director, c/o Corporate Secretary, Verano Holdings Corp., 415 Dearborn Street, 4th Floor, Chicago, Illinois 60654.

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EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers:

Name	Age	Positions
George Archos	43	Chairman of the Board and Chief Executive Officer
Darren Weiss	39	Secretary, Chief Operating Officer, and Chief Legal Officer
John Tipton	63	President
Brett Summerer	46	Chief Financial Officer
Aaron Miles	44	Chief Investment Officer
Richard Tarapchak	57	Executive Vice President, Finance & Corporate Controller
Destiny Thompson	42	Chief People Officer
David Spreckman	33	Executive Vice President, Marketing

Biographical Information

The biography of George Archos can be found under the heading “Proposal No. 2—Election of Directors”. The following is biographical information for our other executive officers.

Darren Weiss, Chief Operating Officer, Chief Legal Officer, General Counsel and Secretary

Mr. Weiss has served as Chief Legal Officer and General Counsel of the Company since February 2021 upon the consummation of the RTO, as Chief Operating Officer since October 2021 and as Secretary since January 1, 2022. Mr. Weiss joined Verano LLC in September 2017 and served as Verano LLC’s General Counsel until February 2021 when Verano LLC became a subsidiary of the Company in the Go Public Transactions. From March 2015 to September 2017, Mr. Weiss was a Principal at the law firm Offit Kurman, P.A., and was based in the firm’s Baltimore, Maryland office, where he led the firm’s cannabis practice, which he co-founded. Offit Kurman, was awarded a Maryland Daily Record’s 2016 Innovator of the Year prize for its cannabis practice. Mr. Weiss currently sits on the Executive Committee and Board of the Maryland Wholesale Medical Cannabis Trade Association, was named to the Baltimore Business Journal’s 40 Under 40 List and was identified as a 2017 People to Know in the Law. Mr. Weiss received his bachelor’s degree magna cum laude from Washington University in St. Louis in 2005 and his Juris Doctorate cum laude from George Mason University School of Law in 2010. Prior to his legal career, from 2005 through 2007, Mr. Weiss worked as a business consultant with performancesoft, Inc. (later Actuate Corp.), where he provided performance management and business operational consulting services for public and private-sector clients.

John Tipton, President

Mr. Tipton has served as President of the Company since February 2021 upon consummation of the RTO. Beginning in 1997, Mr. Tipton served as Chief Executive Officer of Artesian Farms, Dickman Investments and Plants of Ruskin, a subsidiary of the Company, since February 2021 upon the consummation of the Go Public Transactions. Mr. Tipton’s acumen in accounting, finance, agriculture, and construction developed through his experience as founder and Chief Executive Officer of Plants of Ruskin, have been directly applied in his role as President of the Company. As Chief Executive Officer of Plants of Ruskin, Mr. Tipton successfully spearheaded the acquisition of a highly coveted vertically integrated medical marijuana treatment center license in Florida. From 1989 to 1997, Mr. Tipton acted as Chief Financial Officer of Harloff Farms. Mr. Tipton earned a degree in accounting (magna cum laude) from Wheeling College in 1988 and has been a registered certified public accountant since 1993.

Brett Summerer, Chief Financial Officer

Mr. Summerer has served as Chief Financial Officer of the Company since January 2022. Mr. Summerer joined the Company in December 2021, and at that time served as a financial consultant for the Company until his appointment to Chief Financial Officer. Mr. Summerer brings more than 21 years of diverse leadership experience to the Company’s executive team. Throughout his career, he has held leadership positions of increasing responsibility across multiple information technology, manufacturing, and consumer packaged goods (“CPG”) companies. Mr. Summerer began his career in the information technology sector at Modern Engineering, and while serving as Head of Information Technology, he managed the firm’s budget, vendor contracts, and operational integration for acquisitions. In 2006 he joined General Motors, working in Financial Planning and Analysis, Controller and Chief Financial Officer positions in the U.S. and Asian markets. He joined Corning Incorporated in 2016 and served as the head of Financial Planning and Analysis and Supply Chain Finance, and in 2018 gained pharmaceutical industry experience as the Head of Finance for their pharmaceutical business. In 2019, Mr. Summerer served as Vice President, Head of Supply Chain Finance and Chief Financial Officer of The Kraft Heinz Company’s U.S. Operations, where he led all aspects of the CPG company’s financial activities across its extensive national manufacturing footprint in its largest market. Mr. Summerer received two bachelor’s degrees from Michigan State University in 1999 in Electrical Engineering and Computer Science and received his master’s degree as well in Electrical Engineering in 2000. He received an MBA from the University of Michigan in 2005 and has been a certified public accountant in the state of Illinois since 2007.

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Aaron Miles, Chief Investment Officer

Mr. Miles has served as Chief Investment Officer of the Company since June 2021. Mr. Miles joined Verano LLC in September 2020 and served as Head of Investor Relations of Verano LLC and of the Company upon consummation of the RTO, until his promotion to Chief Investment Officer in June 2021. Mr. Miles has worked in a finance capacity for more than 19 years with capital markets, investor relations, treasury, mergers and acquisitions and communication responsibilities throughout a career that has spanned organizations including Cresco Labs, Inc. from September 2018 to May 2019 and December 2019 to September 2020, the New York Stock Exchange from May 2019 to December 2019, Tribune Publishing from June 2017 to August 2019, Navigant Consulting from December 2014 to June 2017, the CME Group from May 2011 to October 2014, and Abbott Labs from June 2008 to May 2011. Mr. Miles graduated from Central Michigan University in 2002 with a Bachelor of Science in Economics, and from Walsh College in 2005 with a Master of Science in Finance.

Richard Tarapchak, Executive Vice President, Finance & Corporate Controller

Mr. Tarapchak has served as Executive Vice President, Finance & Corporate Controller of the Company since July 2022. Prior to joining the Company, Mr. Tarapchak served in various accounting and finance roles, including as Vice President Corporate Controller and Chief Accounting Officer of II-VI Incorporated from January 2021 to July 2022, Corporate Controller of Reynolds Group Holdings Limited from 2015 to 2021, Chief Financial Officer of National Material L.P. from 2014 to 2015, and a number of positions at Navistar International Corporation, including, most recently, Senior Vice President and Corporate Controller from 2010 to 2014. Mr. Tarapchak earned a business administration degree from Wittenberg University in 1987 and an MBA in finance and accounting from The Ohio State University in 1992 and is a certified public accountant. Mr. Tarapchak also serves as a board member of the Illinois CPA Society.

Destiny Thompson, Chief People Officer

Ms. Thompson has served as the Chief People Officer of the Company since October 2021. In this role, Ms. Thompson is responsible for leading the Company’s overall people strategy, which includes workforce planning; talent management; learning and development; diversity, equity, and inclusion; acquisitions and integration and overall employee engagement to support the future growth of the Company. Ms. Thompson has over 20 years of human resources experience in professional and financial services firms. She has experience in various industries, including technology, higher education, life sciences and financial services. For the 18 months prior to joining the Company, Ms. Thompson served as the Chief Human Resource Officer at Stout, an investment banking and financial services firm where she served on the executive team leading Stout’s people strategy. Previously Ms. Thompson spent 15 years at Huron Consulting Group leading and scaling many businesses globally for transformative growth. Ms. Thompson earned her B.A. in English Literature at Purdue University. She is a member of Chief, a private network of C-level women that share and cross-pollinate ideas across many industries. Ms. Thompson also serves on the Expert Council for Hacking HR, leading and contributing to conversations about the future of human resources and the evolving workforce.

David Spreckman, Executive Vice President and Head of Marketing

Mr. Spreckman has served as the Company’s Executive Vice President and Head of Marketing since January 2022. In this role, he oversees all aspects of the Company’s marketing, design, and brand communications across all business units. He and his team are responsible for connecting Verano products, services, and experiences with consumers to build brand awareness while driving demand and retention across all channels.

In previous roles with the Company, Mr. Spreckman served as Vice President of Marketing and Corporate Communications from May 2021 to January 2022. In addition to leading the Company’s retail marketing arm, he was responsible for authoring the Company’s external communications and leading media strategy and engagement during its go-public phase after completing the RTO. From June 2019 to May 2021, Mr. Spreckman served in roles as Senior Director, Corporate Communications & Retail Marketing and Director, Retail Marking & Communications for the Company.

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Before joining the Company, Mr. Spreckman was an Account Supervisor with LKH&S Advertising from 2016 to 2019. His responsibilities included driving market differentiation, consumer engagement, revenue growth and market-share capture for a diverse roster of B2B and B2C clientele that included legacy brands Philips Norelco, Solo Cup, STARZ Entertainment, Nissan, and TransUnion, as well as early-stage start-ups, offshoots, and niche/luxury products.

Mr. Spreckman graduated from Indiana University with a BA in Journalism-Public Relations and Spanish.

SECTION 16(a) REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors, and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership, including with respect to our Subordinate Voting Shares and other derivative securities of the Company. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on the Company’s review of copies of such reports received by the Company, reports viewed by the Company on the Company’s profile page on the SEC’s website at www.sec.gov, or representations obtained from certain reporting persons, except as described in the immediately following clauses, the Company believes that during the year ended December 31, 2022, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than ten percent beneficial shareholders with respect to our Subordinate Voting Shares and other derivative securities of the Company were complied with: (i) the initial reports of ownership on Forms 3 were filed late following the effectiveness of our Registration Statement on Form 10 on June 25, 2022 for Edward Brown (filed July 20, 2022), George Archos (filed June 30, 2022), John Tipton (filed July 5, 2022) and R. Michael Smullen (filed July 1, 2022); and (ii) the initial report of ownership on Form 3 for Richard Tarapchak was filed late, on August 8, 2022, following the commencement of his employment with the Company on July 11, 2022.

SECURITY BASED COMPENSATION ARRANGEMENTS

The Company adopted the Equity Incentive Plan effective February 11, 2021 permitting the grant of Awards, as more fully described below.

Equity Compensation Plan Information

Any Awards based on Proportionate Voting Shares may be settled by the Board in Subordinate Voting Shares based on a ratio of 100 Subordinate Voting Shares for each Proportionate Voting Share, which is the intention of the Board, and as such, the information with respect to the Equity Incentive Plan is denominated solely in Subordinate Voting Shares applying such exchange ratio. The following table sets out information as of December 31, 2022 with respect to the Equity Incentive Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding Options, warrants and rights (1)	(b) Weighted-average exercise price of outstanding Options, warrants and rights (2)	(c) Number of securities remaining available for future issuance under equity compensation plans (3)
Equity compensation plans approved by security holders	3,021,316 Subordinate Voting Shares	$30.13	26,964,334 Subordinate Voting Shares
Equity compensation plans not approved by security holders	—	—	—

TOTAL	3,021,316 Subordinate Voting Shares	$30.13	26,964,334 Subordinate Voting Shares

(1)	Represents Company RSUs covering the right to receive a total of 2,981,327 Subordinate Voting Shares and Company Options exercisable for a total of 39,989 Subordinate Voting Shares.

(2)	Represents the weighted average exercise price of Company Options per Subordinate Voting Share. The exercise price for Company Options is set in Canadian dollars and has been converted to U.S. dollars based on the exchange rate published by the Bank of Canada on December 31, 2022.

(3)	The aggregate number of Subordinate Voting Shares that may be issued under the Equity Incentive Plan is equal to 10% of the Subordinate Voting Shares outstanding as of any given date. Awards that are forfeited, cancelled or reacquired by the Company (including in connection with net settlement of Awards), are recycled and again made available for grant.

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At April 27, 2023, the following Awards were outstanding under the Equity Incentive Plan: (1) Company Options exercisable for a total of 39,989 Subordinate Voting Shares, representing less than 1% of the then outstanding number of Subordinate Voting Shares and (2) Company RSUs covering the right to receive a total of 3,149,704 Subordinate Voting Shares, representing less than 1% of the then outstanding number of Subordinate Voting Shares. As of April 27, 2023, an aggregate of 26,282,850 Subordinate Voting Shares remained available for issuance under the Equity Incentive Plan, representing approximately 7.7% of the then outstanding number of Subordinate Voting Shares.

The number of unexercised Company Options and the number and value of unvested Company RSUs outstanding at December 31, 2022 for our “Named Executive Officers” or “NEOs” are presented below under the heading titled “Named Executive Officer Compensation.”

Summary of Terms and Conditions of the Equity Incentive Plan

Purpose of the Equity Incentive Plan

The purpose of the Equity Incentive Plan is to enable the Company to: (1) promote and retain employees, officers, consultants, advisors and directors capable of assuring the future success of the Company; (2) offer such persons incentives to put forth maximum efforts; and (3) compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership, thereby aligning the interests of such persons and our shareholders.

Eligibility

Any of the Company’s employees, officers, directors, consultants (who are natural persons) (the “Participants”) are eligible to participate in the Equity Incentive Plan if selected by the Compensation Committee. The basis of participation of an individual under the Equity Incentive Plan, and the type and amount of any Award that an individual will be entitled to receive under the Equity Incentive Plan, will be determined by the Compensation Committee taking into account the nature of the services rendered by the respective Participants, their historical contributions to the success of the Company’s predecessor entities or affiliates, present and potential contributions to the success of the Company or such other factors as the Compensation Committee determines, based on its judgment as to the best interests of the Company, and therefore cannot be determined in advance.

Awards granted pursuant to the Equity Incentive Plan may be convertible into, or exercisable for, as applicable, Subordinate Voting Shares or Proportionate Voting Shares. The maximum aggregate number of Shares that may be issued under the Equity Incentive Plan will be determined by the Board from time to time, but in no case will exceed, in the aggregate, 10% of the number of Shares then outstanding (whereby the Proportionate Voting Shares are calculated on an as-converted to Subordinate Voting Share basis). Any Shares subject to an Award under the Equity Incentive Plan that are forfeited, cancelled, expire unexercised, are settled in cash, or are tendered or withheld to satisfy tax withholding obligations of a Participant will again be available for Awards under the Equity Incentive Plan. Other than an Award made pursuant to any election by a Company director to receive an Award in lieu of all or a portion of annual and Board committee retainers and meeting fees, as may be applicable, no non-employee director may be granted any Award or Awards denominated in Subordinate Voting Shares that exceed in the aggregate $1,000,000 in any calendar year. If, and so long as, the Company is listed on the CSE, the aggregate number of Shares issued or issuable to persons providing investor relations activities (as defined in CSE policies) as compensation within a one-year period, will not exceed 1% of the total number of Subordinate Voting Shares then outstanding.

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In the event of: (1) any dividend, recapitalization, forward or reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Subordinate Voting Shares or other securities of the Company; (2) issuance of warrants or other rights to acquire Subordinate Voting Shares or other securities of the Company or other similar corporate transaction or events which affects the Subordinate Voting Shares; (3) unusual or nonrecurring events affecting the Company, the financial statements of the Company; or (4) changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, the Compensation Committee may make such adjustment, which is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Equity Incentive Plan, to: (a) the number and kind of shares which may thereafter be issued in connection with Awards; (b) the number and kind of shares issuable in respect of outstanding Awards; (c) the purchase price or exercise price relating to any Award or, if deemed appropriate, provide for a cash payment with respect to any outstanding Award; and (d) any share limit set forth in the Equity Incentive Plan.

Description of Awards

Company Options

The Compensation Committee is authorized to grant Company Options that are either incentive stock options, meaning they are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options, meaning they are not intended to satisfy the requirements of such Section 422. Company Options granted under the Equity Incentive Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the Equity Incentive Plan, unless the Compensation Committee determines otherwise, if a Company Option is substituted for another Company Option in connection with a corporate transaction, the exercise price of the Company Option will not be less than the fair market value (as determined under the Equity Incentive Plan) of the shares at the time of grant. Company Options granted under the Equity Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of a Company Option granted under the Equity Incentive Plan will be ten years from the date of grant (or five years in the case of a Company ISO granted to a shareholder of the Company who holds more than 10% of the issued and outstanding Shares). Payment in respect of the exercise of a Company Option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise) or by such other method as the Compensation Committee may determine to be appropriate. Additional minimum provisions set forth in the Equity Incentive Plan will apply to Awards granted to Participants residing in California if such Award is granted in reliance on Section 25102(o) of the California Corporations Code.

Restricted Stock

A restricted stock award is a grant of Subordinate Voting Shares, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the Participant for each Subordinate Voting Shares subject to a restricted stock award. The Compensation Committee may condition the expiration of the restriction period, if any, upon: (1) the Participant’s continued service over a period of time with the Company or its affiliates; (2) the achievement by the Participant, the Company or its affiliates of any other performance goals set by the Compensation Committee; or (3) any combination of the above conditions as specified in the applicable award agreement. If the specified conditions are not attained, the Participant will forfeit the portion of the restricted stock award with respect to those conditions which are not attained, and the underlying Subordinate Voting Shares will be forfeited. At the end of the restriction period, if the conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of Subordinate Voting Shares. During the restriction period, unless otherwise provided in the applicable award agreement, a Participant will have the right to vote the shares underlying the restricted stock; however, all dividends will remain subject to restriction until the stock with respect to which the dividend was issued lapses. The Compensation Committee may, in its discretion, accelerate the vesting and delivery of shares of restricted stock. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of a restricted stock award will be forfeited.

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Company RSUs

Company RSUs are granted in reference to a specified number of Subordinate Voting Shares and entitle the holder to receive, on achievement of specific performance goals established by the Compensation Committee, after a period of continued service with the Company or its affiliates or any combination of the above as set forth in the applicable award agreement, one Subordinate Voting Share for each such Subordinate Voting Share covered by the Company RSU; provided, that the Compensation Committee may elect to pay cash, or part cash and part Subordinate Voting Shares in lieu of delivering only Subordinate Voting Shares. The Compensation Committee may, in its discretion, accelerate the vesting of Company RSUs. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of the Company RSUs will be forfeited.

Stock Appreciation Rights

A Company SAR entitles the recipient to receive, upon exercise of the Company SAR, the increase in the fair market value of a specified number of Subordinate Voting Shares from the date of the grant of the Company SAR and the date of exercise payable in Subordinate Voting Shares. Any grant may specify a vesting period or periods before the Company SAR may become exercisable and permissible dates or periods on or during which the Company SAR will be exercisable. No Company SAR may be exercised more than ten years from the grant date. Upon a Participant’s termination of service, the same general conditions applicable to Company Options as described above would be applicable to the Company SAR.

Other Stock-Based Awards

The Compensation Committee may grant other awards that are denominated or valued in whole or in part by reference to Subordinate Voting Shares. The Compensation Committee will determine the terms and conditions of such awards. No other stock-based Award will contain a purchase right or option-like exercise feature.

Proportionate Voting Share Awards

The Compensation Committee may, in its sole discretion, determine on the exercise or conversion of any Award that would otherwise result in a Participant receiving Proportionate Voting Shares, that such Participant will receive Subordinate Voting Shares in lieu of Proportionate Voting Shares. The number of Subordinate Voting Shares substituted for Proportionate Voting Shares will be determined by the Committee in its sole and reasonable discretion, based on (at the date hereof) a conversion ratio of 100 Subordinate Voting Shares for every one Proportionate Voting Share (or such exchange ratio as is in effect from time to time), and any exercise or conversion price applicable to such Award will be amended correspondingly.

Administration of the Equity Incentive Plan

The Compensation Committee may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the Equity Incentive Plan will be nontransferable except by will or by the laws of descent and distribution. No Participant will have any rights as a shareholder with respect to Subordinate Voting Shares covered by Company Options, Company SARs, restricted stock awards, Company RSUs or other stock-based awards, unless and until such Awards are settled in Subordinate Voting Shares.

No Company Option (or, if applicable, Company SARs) will be exercisable, no Subordinate Voting Shares will be issued, no certificates for Subordinate Voting Shares will be delivered and no payment will be made under the Equity Incentive Plan except in compliance with all applicable laws.

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Subject to the requirements of the CSE, the Board may amend, alter, suspend, discontinue or terminate the Equity Incentive Plan and the Compensation Committee may amend any outstanding Award at any time; provided that: (1) such amendment, alteration, suspension, discontinuation, or termination will be subject to the approval of the Company’s shareholders if such approval is necessary to comply with any tax or regulatory requirement applicable to the Equity Incentive Plan (including, without limitation, as necessary to comply with any rules or requirements of any applicable securities exchange); and (2) no such amendment or termination may adversely affect Awards then outstanding without the Award holder’s permission.

In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, takeover bid or tender offer, repurchase or exchange of Subordinate Voting Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company entering into a written agreement to undergo such a transaction or event), the Compensation Committee or the Board may, in its sole discretion, provide for any (or a combination) of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided, however that the consummation of the event subsequently occurs):

●	termination of the Award, whether or not vested, in exchange for cash or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights;
●	the replacement of the Award with other rights or property selected by the Compensation Committee or the Board, in its sole discretion;
●	assumption of the Award by the successor or survivor corporation, or a parent or subsidiary thereof, or will be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
●	that the Award will be exercisable or payable or fully vested with respect to all Subordinate Voting Shares covered thereby, notwithstanding anything to the contrary in the applicable award agreement; or
●	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

Tax Withholding

The Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

NAMED EXECUTIVE OFFICER COMPENSATION

As an “emerging growth company” under the rules and regulations of the SEC, Verano is required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation for our last completed fiscal year. These reporting obligations extend only to our “named executive officers”, who, under the transition rules for a “smaller reporting company,” are the individuals who: (1) served as our principal executive officer; (2) our two most highly compensated executive officers other than the principal executive officer; and (3) up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as one of our executive officers at the end of our last completed fiscal year (collectively, the “Named Executive Officers” or “NEOs”).

For 2022, our NEOs were:

●	George Archos, Chairman and Chief Executive Officer;
●	Darren Weiss, Chief Operating Officer, Chief Legal Officer, General Counsel and Secretary; and
●	John Tipton, President.

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Oversight and Description of Director and Executive Officer Compensation

The Company’s compensation practices are designed to retain, motivate and reward its executive officers for their performance and contribution to the Company’s long-term success. We seek to compensate the Company’s executive officers by combining cash and equity-based compensation intended to reward the achievement of corporate and individual performance objectives and to align executive officer incentives with shareholder value creation.

The Compensation Committee reviews the executive compensation arrangements for the Chief Executive Officer, President, Chief Operating Officer, Chief Legal Officer and General Counsel, Chief Financial Officer, Chief Investment Officer, Chief People Officer and other senior officers of the Company whom the Board has determined are “executive officers” within the meaning of Section 16 of the Exchange Act. The Compensation Committee determines and approves all executive compensation arrangements of the Chief Executive Officer and makes recommendations for the approval of all other executive compensation arrangements to the Board.

Elements of Executive Officer Compensation

The compensation of executive officers is comprised of the following major elements: (1) base salary; (2) an annual bonus; and (3) annual long-term, equity-based Awards granted under the Equity Incentive Plan. These principal elements of compensation are described below, all of which are subject to the terms and conditions of any employment agreement an executive officer may have with the Company.

Base Salary

Base salaries are intended to provide an appropriate level of fixed compensation that will assist in employee retention and recruitment. Base salaries will be determined on an individual basis, taking into consideration the past, current and potential contribution to the Company’s success, each executive officer’s experience and expertise, the position and responsibilities of such executive officer, and competitive industry pay practices for other companies of similar size and revenue growth potential.

Annual Bonus

Annual bonuses are awarded based on qualitative and quantitative performance standards and will reward performance of executive officers individually. The determination of an executive officer’s performance may vary from year to year depending on economic conditions and conditions in the cannabis industry and is based on the achievement of a combination of pre-determined metrics recommended by the Compensation Committee and approved by the Board, which may include measures such as stock price performance, the meeting of financial targets (such as revenues and free cashflow), the meeting of acquisition objectives and balance sheet performance and discretionary determinations of department and individual performance. In recognition of the performance bonus arrangements in his employment agreement, as described under the heading titled “Employment Agreements with NEOs”, Mr. Tipton did not receive an annual bonus in fiscal years 2021 and 2022.

Annual Long-Term, Equity-Based Awards

Executive officers are also eligible to receive an annual grant of long-term, equity-based Awards under the Equity Incentive Plan. In recognition of the performance bonus arrangements in his employment agreement, as described under the heading titled “Employment Agreements with NEOs”, Mr. Tipton did not receive an annual grant of long-term, equity-based Awards in fiscal years 2021 and 2022.

NEO Summary Compensation Table

The following table contains information about compensation awarded to our NEOs for the fiscal years ended December 31, 2022 and December 31, 2021, with the Awards being valued at the date of grant. Awards in the table reflect Proportionate Voting Shares underlying Company Options and RSUs as converted into Subordinate Voting Shares on the basis of 100 Subordinate Voting Shares for one Proportionate Voting Share. For the value of the NEOs’ outstanding Awards as of December 31, 2022, please see the table below titled “NEOs Outstanding Equity Awards Table.”

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Name and Principal Position	Year	Salary ($)		Bonus ($)(2)	Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($) (5)	All Other Compensation ($) (6)	Total ($)
George Archos,	2022	475,000		42,216	1,399,673	0	-	33	1,916,922
Chairman and Chief Executive Officer	2021	375,000		200,000	14,885,257	123,537	-	14	15,583,808
Darren Weiss,	2022	450,000		31,662	1,326,002	0	-	33	1,807,697
Chief Operating Officer, Chief Legal Officer, General Counsel and Secretary	2021	350,000		150,000	13,414,486	114,149	-	14	14,028,649
John Tipton	2022	100,000		0	-	-	6,699,095	33	6,799,128
President	2021	75,616	(1)	1,000,000	-	-	7,280,874	14	8,356,504

(1)	Mr. Tipton commenced employment with the Company following the consummation of the Go Public Transactions on February 11, 2021. This amount reflects a prorated amount of Mr. Tipton’s annual base salary for the portion of the year in which he was employed by the Company.

(2)	With respect to Mr. Archos and Mr. Weiss, amounts reflect annual bonus payments. With respect to Mr. Tipton for fiscal year 2021, amounts reflect a one-time cash signing bonus of $1,000,000. In recognition of the performance bonus arrangements in his employment agreement, Mr. Tipton did not receive an annual bonus payment in fiscal year 2022.

(3)

Amounts reflect Company RSUs granted to Mr. Archos and Mr. Weiss under the Equity Incentive Plan. Company RSUs granted in fiscal year 2021 vested (i) with respect to approximately 13% of the Company RSUs, 25% on the 12-month anniversary of the date of grant and 25% on each six-month anniversary thereafter and (ii) with respect to approximately 87% of the Company RSUs, 33% on each six-month anniversary of the date of grant. The Company RSUs granted in fiscal year 2021 fully vested on February 18, 2023. Company RSUs granted in fiscal year 2022 vest (i) approximately 41.5% on June 1, 2023, and approximately 19.5% on each of the next three six-month anniversaries of June 1, 2023, thereafter.

Company RSUs granted to our Named Executed Officers in fiscal year 2022 entitle the holder to one Subordinate Voting Share for each vested Company RSU, and Company RSUs granted to our Named Executed Officers in fiscal year 2021 entitled the holder to one Proportionate Voting Share for each vested Company RSU, provided however such Company RSUs were settled in Subordinate Voting Shares on an as-converted basis of 100 Subordinate Voting Shares per Proportionate Voting Share, as permitted under the Equity Incentive Plan.

The grant date fair values are based on Subordinate Voting Shares and such values were converted from Canadian dollars to U.S. dollars, representing a grant date fair value of $23.993 per Subordinate Voting Share for Company RSUs granted in fiscal year 2021, and a grant date fair value of $7.75 per Subordinate Voting Share for Company RSUs granted in fiscal year 2022.

(4)	Amounts reflect Company Options granted to Mr. Archos and Mr. Weiss under the Equity Incentive Plan, which vested 25% on the 12-month anniversary of the date of grant and 25% on each six-month anniversary thereafter. The Company Options fully vested on February 18, 2023. Subject to payment of the applicable exercise price, Company Options entitle the holder to one Proportionate Voting Share for each Option, which are convertible into Subordinate Voting Shares on the basis of 100 Subordinate Voting Shares for one Proportionate Voting Share. The Company Options were granted with a per Proportionate Voting Share exercise price of C$3,060, which is equal to 100 times the applicable closing price of Subordinate Voting Shares on the CSE of C$30.60 on the grant date of February 18, 2021. The values were calculated using a Black-Scholes option pricing model with weighted-average assumptions, as described in Note 12 to the 2022 consolidated financial statements of the Company included in the Annual Report.

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(5)	Amounts for Mr. Tipton reflect two performance bonuses in each of 2021 and 2022 with a maximum aggregate payout for all four performance bonuses of $15,500,000. Each of the four performance bonuses was payable 41.379% in cash and 58.621% in Proportionate Voting Shares based on the volume-weighted average price of the Subordinate Voting Shares on the third trading day prior to determination of performance achievement, pursuant to Mr. Tipton’s employment agreement entered into with the Company with an effective date of February 11, 2021. The performance metrics were based upon the gross sales for the Company’s Florida and Arizona operations acquired in the Go Public Transactions. Up to 25% of the aggregate performance bonus amount was determined and payable following each of (i) the first fiscal quarter of 2021, (ii) the year-to-date from the first day of fiscal year 2021 through the last day of the third fiscal quarter of 2021, (iii) the first fiscal quarter of 2022 and (iv) the year-to-date from the first day of fiscal year 2022 through the last day of the third fiscal quarter of 2022.

(6)	Amounts reflect basic life premiums paid by the Company for the benefit of our NEOs.

NEO Outstanding Equity Awards Table

The following table sets forth the number of unexercised Company Options and the number and value of unvested Company RSUs outstanding for the NEOs as of December 31, 2022. Awards in the table reflect Proportionate Voting Shares underlying Company Options and RSUs as converted into Subordinate Voting Shares on the basis of 100 Subordinate Voting Shares for one Proportionate Voting Share.

			Option Awards			Stock Awards
Name	Award Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(2)
George Archos	2/18/2021	4,421	4,421	22.59	2/18/2031
	2/18/2021					35,200	$111,749
	6/23/2022					180,603	$573,359
Darren Weiss	2/18/2021	4,085	4,085	22.59	2/18/2031
	2/18/2021					29,550	$93,812
	6/23/2022					171,097	$543,180
John Tipton		-	-	-		-	-

(1)	The Company Options were granted with a per Proportionate Voting Share exercise price of C$3,060, which is equal to 100 times the applicable closing price of Subordinate Voting Shares on the CSE of C$30.60 on the grant date of February 18, 2021. The amounts shown in this column are converted to U.S. dollars based on the exchange rate published by the Bank of Canada on December 31, 2022.

(2)	The amounts are converted from Canadian dollars to U.S. dollars, using the closing price of the Subordinate Voting Shares on the CSE of C$4.30 on December 30, 2022 and an exchange rate per U.S. dollar, as published by the Bank of Canada on December 31, 2022.

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Employment Agreements with NEOs

George Archos, Chief Executive Officer and Chairman

On February 18, 2021, the Company entered into an employment agreement with George Archos in his capacity as Chief Executive Officer of the Company, for a period of three years, which was subsequently amended effective January 1, 2022, to increase the base salary payable to Mr. Archos thereunder (as amended, the “Archos Employment Agreement”). The Archos Employment Agreement automatically renews following the initial three-year term for successive one-year terms unless either party gives the other party at least 30 days’ notice of its election not to renew.

Mr. Archos is entitled to a base annual salary of no less than $475,000 and a cash bonus at the end of each calendar year in a targeted amount of $200,000 that is based upon the Company’s and the executive’s performance. Mr. Archos is also eligible to receive awards of equity incentives granted pursuant to the Equity Incentive Plan.

The Archos Employment Agreement terminates upon Mr. Archos’ death or permanent disability or incapacity or may be terminated by the Company at any time with or without Cause (as defined in the Archos Employment Agreement). If the Archos Employment Agreement is terminated either by the Company for Cause or by Mr. Archos during the employment period, Mr. Archos will be entitled to receive his accrued obligations up to the termination date and will not be entitled to any other compensation. If the Archos Employment Agreement is terminated without Cause by the Company, then Mr. Archos will receive, for a period of ten consecutive months: (i) his base salary (prorated monthly); and (ii) an amount equal to the monthly premiums or cost of coverage under COBRA for Mr. Archos applicable to the Company’s group health plans. If the Archos Employment Agreement is terminated as a result of Mr. Archos’ death, permanent disability or incapacity during the employment period, Mr. Archos’ representatives or beneficiaries will be entitled to receive the accrued obligations.

Under the Archos Employment Agreement, Mr. Archos is also subject to restrictive covenants, including a non-competition covenant and non-solicitation covenant for a period terminating on the second anniversary of the termination date along with restrictive covenants regarding confidentiality and intellectual property.

Darren Weiss, Chief Operating Officer, Chief Legal Officer, General Counsel and Secretary

On February 18, 2021, the Company entered into an employment agreement with Darren Weiss in his capacity as Chief Legal Officer and General Counsel of the Company, for a period of three years, which was subsequently amended effective January 1, 2022, to add his capacity as Chief Operating Officer and Secretary of the Company and to increase the base salary payable to Mr. Weiss thereunder (as amended, the “Weiss Employment Agreement”). The Weiss Employment Agreement automatically renews following the initial three-year term for successive one-year terms unless either party gives the other party at least 30 days’ notice of its election not to renew.

Mr. Weiss is entitled to a base annual salary of no less than $450,000 and a cash bonus at the end of each calendar year in a targeted amount of $150,000 that is based upon the Company’s and the executive’s performance. Mr. Weiss is also eligible to receive awards of equity incentives granted pursuant to the Equity Incentive Plan.

The Weiss Employment Agreement terminates upon Mr. Weiss’ death or permanent disability or incapacity or may be terminated by the Company at any time with or without Cause (as defined in the Weiss Employment Agreement). If the Weiss Employment Agreement is terminated either by the Company for Cause or by Mr. Weiss during the employment period, Mr. Weiss will be entitled to receive his accrued obligations up to the termination date and will not be entitled to any other compensation. If the Weiss Employment Agreement is terminated without Cause by the Company, then Mr. Weiss will receive, for a period of ten consecutive months: (i) his base salary (prorated monthly); and (ii) an amount equal to the monthly premiums or cost of coverage under COBRA for Mr. Weiss applicable to the Company’s group health plans. If the Weiss Employment Agreement is terminated as a result of Mr. Weiss’ death, permanent disability or incapacity during the employment period, Mr. Weiss’ representatives or beneficiaries will be entitled to receive the accrued obligations.

Under the Weiss Employment Agreement, Mr. Weiss is also subject to restrictive covenants, including a non-competition covenant and non-solicitation covenant for a period terminating on the second anniversary of the termination date along with restrictive covenants regarding confidentiality and intellectual property.

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John Tipton, President

Mr. Tipton and the Company entered into an employment agreement with an effective date of February 11, 2021, the date of the Go Public Transactions (the “Tipton Employment Agreement”), pursuant to which Mr. Tipton serves as President of the Company. The Tipton Employment Agreement has an initial term of two years and renews automatically following the initial two-year term for successive one-year terms unless either party gives the other party at least 30 days’ notice of its election not to renew. Upon expiration of the initial term, neither the Company nor Mr. Tipton elected to not renew the Tipton Employment Agreement and therefore the employment period and the Tipton Employment Agreement have been extended to February 11, 2024.

Pursuant to the Tipton Employment Agreement, Mr. Tipton is entitled to a base annual salary of $100,000. Mr. Tipton received a one-time signing bonus in the amount of $1,000,000 paid in cash. The Tipton Employment Agreement also provided for four separate performance bonuses payable over 2021 and 2022 with an aggregate maximum payout over the two years of $15,500,000. The performance bonuses were payable 41.379% in cash and 58.621% in Proportionate Voting Shares. The performance metrics were based upon the gross sales for the Company’s Florida and Arizona operations acquired in the Go Public Transactions. Subject to the achievement of the applicable performance goals, 25% of the aggregate performance bonus amount was determined and payable following each of: (1) the first fiscal quarter of 2021; (2) the year-to-date from the first day of fiscal year 2021 through the last day of the third fiscal quarter of 2021; (3) the first fiscal quarter of 2022; and (4) the year-to-date from the first day of fiscal year 2022 through the last day of the third fiscal quarter of 2022. The number of Proportionate Voting Shares payable in respect of the applicable performance period equaled the volume weighted average price trading benchmark for the Subordinate Voting Shares as of the trading day that was the third trading day prior to (and not including) the date of payment.

The Tipton Employment Agreement terminates upon Mr. Tipton’s death or permanent disability or incapacity or may be terminated by the Company at any time with or without Cause (as defined in the Tipton Employment Agreement). If the Tipton Employment Agreement is terminated either by the Company or by Mr. Tipton during the employment period, then Mr. Tipton will be entitled to receive his accrued obligations up to the termination date. If the Tipton Employment Agreement is terminated as a result of Mr. Tipton’s death, permanent disability or incapacity during the employment period, Mr. Tipton’s representatives or beneficiaries will be entitled to receive the accrued obligations as of the termination date.

Under the Tipton Employment Agreement, Mr. Tipton is also subject to restrictive covenants, including a non-competition covenant and non-solicitation covenant for a period terminating on the third anniversary of the termination date along with restrictive covenants regarding confidentiality and intellectual property.

Governance Policies Applicable to Executive Officers

In addition to our other policies and guidelines applicable to all employees, the Named Executive Officers and our other executive officers are subject to our Stock Ownership Policy, Clawback Policy and specific provisions of our Insider Trading Policy, all of which are available for viewing on our website at https://investors.verano.com. Among other provisions, our Insider Trading Policy subjects our executive officers to trading prohibitions and reporting obligations with respect to our securities, including prohibitions on insider trading, selling during blackout periods, short selling, hedging and offsetting transactions. Our Stock Ownership Policy generally requires our executive officers to achieve and then maintain specified levels of ownership of our Subordinate Voting Shares based on such respective executive officer’s annual base salary. Our Clawback Policy provides for the return of excess compensation paid to our executive officers in the event our consolidated financial statements are restated and as a consequence, financial metrics on which paid compensation were based are subsequently restated and result in the overpayment of compensation, as described in such policy. Unless and to the extent specifically referred to herein, the information on our website is not incorporated by reference in this Proxy Statement.

Perquisites and Other Personal Benefits

We believe in providing only very limited perquisites and personal benefits only to our executive officers. For 2022, none of our NEOs received perquisites and personal benefits in excess of $10,000.

Our NEOs are also eligible to participate, at their election, in the broad-based benefit and welfare plans as well as discounts on Company products and at Company dispensaries that are available to the Company’s employees generally.

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STATEMENT OF DIRECTOR COMPENSATION

Director Compensation

The following table contains information about compensation awarded to our directors for the year ended December 31, 2022. Mr. Archos received no compensation for services rendered as a director or Chairman of the Board. Mr. Archos’ compensation as our Chief Executive Officer is described above under the heading titled “NEO Summary Compensation Table” and footnotes thereto.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
R. Michael Smullen (1)	45,000	6,509,733	6,554,733
Edward Brown (2)	45,000	-	45,000
Cristina Nuñez	45,000	-	45,000
Lawrence Hirsh (3)	15,000	499,998	533,748

(1)	In addition to his service as a director, Mr. Smullen served as the Company’s Executive Director of MÜV Enterprises during 2022. Pursuant to his employment agreement with the Company, dated March 31, 2021, in 2022, Mr. Smullen received (i) a base salary of $100,000, and (ii) four separate performance bonuses, paid over 2021 and 2022, with a maximum aggregate payout over the two years of $13,500,000, payable 61.111% in cash and 38.889% in Proportionate Voting Shares based on the volume-weighted average price of the Subordinate Voting Shares on the third trading day prior to determination of performance achievement. The performance metrics were based upon the gross sales for the Company’s Florida and Arizona operations acquired in the Go Public Transactions. Subject to the achievement of the applicable performance goals, 25% of the aggregate performance bonus amount was determined and payable following each of (i) the first fiscal quarter of 2021, (ii) the year-to-date from the first day of fiscal year 2021 through the last day of the third fiscal quarter of 2021, (iii) the first fiscal quarter of 2022 and (iv) the year-to-date from the first day of fiscal year 2022 through the last day of the third fiscal quarter of 2022.

(2)	In February 2023, Mr. Brown resigned from the Board, as Chairman of the Audit Committee and as a member of the Compensation Committee.

(3)	Mr. Hirsh joined the Board in August 2022 at which time Mr. Hirsh received a grant of 70,167 Company RSUs with a fair value on the grant date of $499,998 and which vest in four equal installments on each of the six-, 12-, 18- and 24- month anniversaries of August 29, 2022. In addition, Mr. Hirsh received a pro rata portion of an annual $45,000 cash retainer.

Elements of Director Compensation

The Compensation Committee reviews the compensation arrangements for our directors and recommends director compensation to the full Board. Board compensation has been comprised of an annual cash retainer and the grant of Company RSUs under the Equity Incentive Plan. It has been the Board’s practice that upon initially being elected or appointed to the Board, a new director will receive a one-time grant of Company RSUs.

Director Fees

In fiscal year 2022, Ms. Nuñez and Mr. Brown, both non-employee directors, received an annual $45,000 cash retainer as their total director compensation, and Mr. Smullen also received the same annual $45,000 cash retainer in addition to his compensation for his services as the Executive Director of MÜV Enterprises. No Company RSUs were issued to Ms. Nuñez, Mr. Brown or Mr. Smullen in 2022. Mr. Archos did not receive any compensation for his service on the Board.

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Upon Mr. Hirsh joining the Board in August 2022, Mr. Hirsh received a one-time grant of 70,167 Company RSUs with a fair value on the grant date of $499,998. The RSUs vest in four equal installments on each of the six-, 12-, 18- and 24- month anniversaries of August 29, 2022. In addition, Mr. Hirsh received a pro rata portion of an annual $45,000 cash retainer for his Board service for the remainder of 2022.

Expenses

All directors are reimbursed for any out-of-pocket travel expenses incurred in order to attend meetings of the Board, committees of the Board or meetings of the shareholders of the Company. In addition, the Company maintains directors’ and officers’ insurance for the benefit of its officers and directors.

Employment Agreement with R. Michael Smullen

Mr. Smullen and the Company entered into an employment agreement with an effective date of February 11, 2021, the date of the Go Public Transactions (the “Smullen Employment Agreement”), pursuant to which Mr. Smullen served as the Executive Director of MÜV Enterprises. The Smullen Employment Agreement had an initial term of two years and automatically renewed for an additional one-year term. Mr. Smullen retired from his officer position with the Company effective as of March 31, 2023, at which time his employment term and the Smullen Employment Agreement terminated.

Pursuant to the Smullen Employment Agreement, Mr. Smullen was entitled to a base annual salary of $100,000 and received a one-time signing bonus in the amount of $1,000,000 paid in cash. The Smullen Employment Agreement also provided for four separate performance bonuses for the 2021 and 2022 two-year period with an aggregate maximum payout of $13,500,000. Each performance bonus was payable 61.111% in cash and 38.889% in Proportionate Voting Shares, based upon the gross sales for the Company’s Florida and Arizona operations acquired in the Go Public Transactions. Subject to the achievement of the applicable performance goals, 25% of the aggregate amount of the performance bonuses was earned and payable following each of: (i) the first fiscal quarter of 2021; (ii) the year-to-date from the first day of fiscal year 2021 through the last day of the third fiscal quarter of 2021; (iii) the first fiscal quarter of 2022; and (iv) the year-to-date from the first day of fiscal year 2022 through the last day of the third fiscal quarter of 2022. The number of Proportionate Voting Shares payable in respect of the applicable performance period was equal to the volume weighted average price trading benchmark for the Subordinate Voting Shares on the trading day that was the third trading day prior to (and not including) the date of payment.

Under the Smullen Employment Agreement, Mr. Smullen is subject to restrictive covenants that survived the termination of the Smullen Employment Agreement, including a non-competition covenant and non-solicitation covenant for a period terminating on the third anniversary of the termination date along with restrictive covenants regarding confidentiality and intellectual property.

Interlocks and Insider Participation

During fiscal year 2022, Cristina Nuñez and Edward Brown served as members of the Compensation Committee, and Ms. Nuñez served as Chair. Upon Mr. Brown’s resignation from the Board in February 2023, Mr. Hirsh was appointed as a member of the Compensation Committee. None of Ms. Nuñez, Mr. Brown or Mr. Hirsh has relationships requiring disclosure with respect to related party transactions, as described above under the heading “Proposal No. 2—Election of Directors, Certain Relationships and Related Transactions”.

None of our executive officers served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as our director or on the Compensation Committee, during fiscal 2022. None of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee, during fiscal 2022.

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EXPENSES OF SOLICITATION

All costs incurred in the solicitation of proxies for the Meeting will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may solicit proxies by telephone, email or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other Intermediaries for the forwarding of solicitation materials to the beneficial owners of Subordinate Voting Shares held of record by such persons, and the Company will reimburse such brokerage houses and other Intermediaries for their out-of-pocket expenses incurred in connection therewith.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON

Other than as set forth in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of the Company’s most recently completed financial year on January 1, 2022, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon.

ADDITIONAL INFORMATION AVAILABLE

Notice of Internet Availability of Proxy Materials

In accordance with rules and regulations adopted by the SEC and by the Canadian Securities Administrators under NI 54-101, we may furnish this Proxy Statement and the Annual Report to our shareholders of record by providing access to those documents via the Internet instead of mailing printed copies. The Notice of Meeting you received regarding the Internet availability of our proxy materials provides instructions on how you can access our proxy materials and cast your votes for the proposals to be voted on at the Meeting via the Internet, by telephone or by mail.

Websites Where Proxy Materials Are Posted

This Proxy Statement, the Annual Report and other proxy materials are available for viewing, printing and downloading free of charge on our website at https://investors.verano.com, on our profile page on the SEC’s website at www.sec.gov and on our profile page on SEDAR at www.sedar.com.

This Proxy Statement provides additional detailed information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, the Notice of Meeting. Additional information about the Company and its consolidated financial statements are also available under the Company’s website at https://investors.verano.com, on its profile page on the SEC’s website at www.sec.gov and on its profile page on SEDAR at www.sedar.com.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board and management are not aware of any other matter, other than those described herein, which will be presented for consideration at the Meeting. Should any other matter requiring a vote of the shareholders properly come before the Meeting or any adjournment thereof, the proxy confers upon the persons named in and entitled to vote the Subordinate Voting Shares represented by such proxy discretionary authority to vote the Subordinate Voting Shares represented by such proxy in accordance with their best judgment in the interest of the Company on such matters. The persons named in the proxy also may, if it is deemed advisable, vote such proxy to adjourn the Meeting from time to time.

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APPROVAL

The contents and the sending of this Proxy Statement have been approved by the Board of Directors of the Company.

DATED as of April 28, 2023
By Order of the Board of Directors

George Archos
Chairman and Chief Executive Officer

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SCHEDULE “A”

VERANO HOLDINGS CORP.

AUDIT COMMITTEE CHARTER

Adopted Effective as of March 28, 2023

Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Verano Holdings Corp. (the “Company”) is to:

(1)	assist the Board in fulfilling its oversight responsibilities with respect to (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with financial, legal and regulatory requirements, (c) the independent auditor’s qualifications, independence and performance, and (d) the design, implementation and performance of the Company’s internal audit function;

(2)	prepare the Committee’s report to be included in the Company’s annual proxy statement (the “Audit Committee Report”); and

(3)	advise and consult with management and the Board regarding the financial affairs and risk management of the Company.

Composition

Size. The Committee will consist of a number of members as determined by the Board from time to time, subject to the applicable requirements, including the phase in rules, of the U.S. Securities and Exchange Commission (“SEC”), the Canadian Securities Administrators (“CSA”), Nasdaq Stock Market (“NASDAQ”) and the Canadian Securities Exchange (“CSE”), in each case, subject to reasonable grace periods.

Qualifications. Each Committee member must have all of the following qualifications:

(1)	Independence. Each Committee member must meet the independence criteria of:

(a)	the NASDAQ rules, subject to the applicable NASDAQ phase-in rules,

(b)	Section 301 of the Sarbanes-Oxley Act of 2002 (“SOX”), and the rules promulgated thereunder by the SEC, including Rule 10A-3 of the Securities Exchange Act of 1934, subject to the applicable SEC phase-in rules,

(c)	the CSA rules,

(d)	the CSE rules and

(e)	any other applicable legal requirements.

(2)	Financial Literacy and Expertise. Each Committee member must be financially literate (within the meaning of NASDAQ rules and National Instrument 52-110) or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, the Committee will comply with SEC and NASDAQ rules, including phase-in rules, regarding one or more members of the Committee being an audit committee financial expert within the meaning of Section 407 of SOX and the rules promulgated thereunder by the SEC. The Board will determine, in its business judgment, whether a member is financially literate and whether at least one member has the requisite accounting or financial expertise and meets the audit committee financial expert criteria.

(3)	Compensation. Each Committee member may only receive as compensation from the Company (a) director’s fees (which includes all forms of compensation paid to directors of the Company for service as a director or member of a Board committee) and (b) pension payments or other deferred compensation, provided that such compensation is not in any way contingent on continued service.

(4)	Limitation on Service on Other Public Company Audit Committees. If a Committee member simultaneously serves on the audit committee of more than three public companies (including the Company), the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee. The Company will disclose any such determination on its website or in its annual proxy statement or as otherwise required by law or regulation.

Selection. The Board will select the members and the Chair of the Committee. Each Committee member and Chair will serve at the pleasure of the Board and for such term as the Board may decide or until such Committee member is no longer a Board member.

Duties and Responsibilities

The Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditor is responsible for auditing the Company’s financial statements and for reviewing the Company’s interim financial statements. The independent auditor reports directly to the Committee.

The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

The duties and responsibilities of the Committee include the following:

Independent Auditors

(1)	Retain the Independent Auditor. The Committee has the sole authority to:

(a)	retain and terminate the Company’s independent auditor,

(b)	approve all audit engagement fees, terms and services, and

(c)	approve any non-audit engagements with the Company’s independent auditor.

The Committee will exercise this authority in a manner consistent with the requirements of the CSA and Sections 201, 202 and 301 of SOX and the rules promulgated thereunder by the SEC.

(2)	Establish Guidelines and Procedures for Approval of Non-audit, Audit, Audit-Related, Tax and Other Services. The Committee will approve guidelines for the retention of and fees paid to the independent auditor for any non-audit services and establish procedures for the advanced approval of audit, audit-related, tax, and other services provided to the Company by the independent auditor. The Committee may delegate the authority to grant any pre-approvals to one or more members of the Committee as it designates, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

(3)	Review and Discuss the Auditor’s Quality Control. The Committee will, at least annually, obtain, review and discuss a report by the independent auditor describing:

(a)	the audit firm’s internal quality-control procedures,

(b)	any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and

(c)	any steps taken to deal with any such issues.

(4)	Review and Discuss the Independence of the Auditor. In connection with the retention of the Company’s independent auditor, the Committee will, at least annually, review and discuss the information provided by management and the auditor relating to the independence of the auditor, including, among other things, information related to the non-audit services provided and expected to be provided by the auditor.

The Committee is responsible for:

(a)	ensuring that the independent auditor submits at least annually to the Committee a formal written statement delineating all relationships between the auditor and the Company consistent with applicable independence standards,

(b)	actively engaging in a dialogue with the auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor, and

(c)	taking appropriate action in response to the auditor’s report to satisfy itself of the auditor’s independence.

(5)	Rotation of Lead Audit Partner and Evaluate Rotation of the Audit Firm. The Committee will, at least annually, review and evaluate the lead partner of the independent auditor and take such steps as may be required by law with respect to the regular rotation of the audit partner serving on the Company’s audit engagement team. The Committee will further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself.

(6)	Set Hiring Policies. The Committee will determine hiring policies for employees or former employees of the independent auditor, which include the restrictions set forth in Section 206 of SOX and the rules promulgated thereunder by the SEC and any requirements of the CSA.

(7)	Review and Discuss the Audit Plan. The Committee will review and discuss with the independent auditor the plan for, and the scope of, the annual audit and other examinations, including responsibilities, the adequacy of staffing and the audit budget.

(8)	Review and Discuss Conduct of the Audit. The Committee will regularly review and discuss with the independent auditor the matters required to be discussed pursuant to applicable auditing standards, relating to the conduct of the audit, as well as any audit problems or difficulties and management’s response, including:

(a)	any restrictions on audit scope or on access to requested information;

(b)	any disagreements with management; and

(c)	significant issues discussed with the independent auditor’s national office.

The Committee will decide all unresolved disagreements between management and the independent auditor regarding financial reporting. Among the items the Committee may want to review with the independent auditor are: any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise); any communications between the Company’s audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

Financial Statements, Financial Reporting and Internal Controls

(9)	Review and Discuss Financial Statements and Disclosures. The Committee will meet to review and discuss with appropriate officers of the Company and the independent auditor the annual audited and quarterly financial statements of the Company, including:

(a)	the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations, as required by the CSA, the CSE and the SEC, and

(b)	the applicable disclosures regarding internal controls and other matters required to be reported to the Committee under applicable legal, regulatory and CSE or NASDAQ requirements.

The Committee will make a recommendation to the Board whether or not the annual audited financial statements should be filed with the CSA, the CSE and included in the Company’s Form 10-K for the last fiscal year for filing with the SEC.

(10)	Review and Discuss the Audit Results. The Committee will review and discuss with the independent auditor:

(a)	the report of its annual audit, or proposed report of its annual audit,

(b)	material written communications between the independent auditor and management provided by the independent auditor to the Committee,

(c)	the reports of its reviews of the Company’s interim financial statements, and

(d)	the reports of the results of such other examinations outside of the course of the independent auditor’s normal audit procedures that the independent auditor may from time to time undertake.

The foregoing includes the reports required by the CSA, the CSE and Section 204 of SOX and the rules promulgated thereunder by the SEC and, as appropriate, a review of:

(A)	major issues regarding (i) accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and (ii) the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies,

(B)	analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative U.S. Generally Accepted Accounting Principles (“GAAP”) methods on the financial statements, and

(C)	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

(11)	Obtain Assurances Regarding Illegal Acts. The Committee will obtain assurance from the independent auditor that in the course of conducting the audit, there have been no illegal acts detected or that have otherwise come to the attention of the auditor that require disclosure to the Committee under the rules of the CSA, the CSE or Section 10A(b) of the Exchange Act. Notwithstanding the foregoing, conducting cannabis operations in violation of U.S. federal law will not be deemed to require such assurances with respect to applicable U.S. federal laws.

(12)	Review and Discuss Earnings Releases. The Committee will review and discuss earnings and other financial press releases, including the type and the form of presentation of information to be included in the Company’s press releases, as well as the financial information and any earnings guidance provided to analysts and rating agencies (which review may occur after issuance and may be done generally as a review of the types of information to be disclosed and the form of presentation to be made).

(13)	Non-GAAP Financial Measures. The Committee will review and discuss the type and the form of presentation of non-GAAP financial measures to be included in the Company’s filings with the CSA, the SEC or the CSE, including in earnings releases and investor presentations.

Internal Audit Function

(14)	Internal Audit Function. The Committee will review and discuss with management the establishment and design of an internal audit function for the Company.

(15)	Establish and Assess Procedures for Complaints Regarding Financial Statements or Accounting Policies. The Committee will establish and periodically assess the Company’s procedures for:

(a)	the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and

(b)	the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters as required by Section 301 of SOX and the rules promulgated thereunder by the SEC.

The Committee will discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company’s financial statements or accounting policies.

(16)	Discuss with Chief Legal Officer Matters Regarding Financial Statements or Compliance Policies. The Committee will discuss legal matters that may have a material impact on the financial statements or the Company’s compliance policies with the Company’s Chief Legal Officer or outside legal counsel.

(17)	Review and Discuss Internal Audit Plans. The Committee will review and discuss with the Chief Financial Officer and others who may be designated as being responsible for the internal audit function the plans for and the scope of internal audit activities. The Committee will also review periodically the design, objective changes or resource updates regarding the internal audit function.

(18)	Review and Discuss Internal Audit Reports. The Committee will review and discuss with those who may be designated as responsible for the internal audit function the annual report of the internal audit activities, examinations and results thereof if such report is required by the SEC, the CSA or other applicable law. The Committee should also periodically review with those who may be designated as responsible for the internal audit function any significant difficulties, disagreements with management, or scope restrictions encountered.

(19)	Review and Discuss the Systems of Internal Accounting Controls. The Committee will review and discuss with the independent auditor, the Chief Financial Officer, those who may be designated as responsible for the internal audit function, the Chief Legal Officer and, if and to the extent deemed appropriate by the Chair of the Committee, members of their respective staffs, the adequacy of the Company’s internal accounting controls, the Company’s financial, auditing and accounting organizations and personnel, and the Company’s policies and compliance procedures with respect to business practices, including, as may be applicable, the disclosures regarding internal controls and matters required to be reported to the Committee by the CSA or Sections 302 and 404 of SOX and the rules promulgated thereunder by the SEC.

(20)	Review and Discuss the Recommendations of the Independent Auditor. The Committee will review and discuss with the Chief Financial Officer and those who may be designated as responsible for the internal audit function recommendations made by the independent auditor and those who may be designated as responsible for the internal audit function, as well as such other matters, if any, as such persons or management of the Company may desire to bring to the attention of the Committee.

Ethical and Legal Compliance and Risk Management

(21)	Discuss Risk Management Policies. The Committee will coordinate with and assist the Board in overseeing the Company’s management of risk, including the Company’s processes for identifying, reporting and managing risks. The Committee will discuss risk assessment and risk management with respect to the Company’s exposure to risk. In particular, the Committee will review and discuss the process by which management of the Company assesses and manages risks and will discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures. Where the Board as a whole (directly or through other Board committees) has processes in place to oversee the management and assessment of non-financial risks, then the Committee need not replace them but may review said processes in a general manner in its discretion.

(22)	Obtain Reports Regarding Conformity with Legal Requirements and the Company’s Code of Business Conduct and Ethics. The Committee will periodically obtain reports from management and the independent auditor that the Company is in conformity with applicable legal requirements and the Company’s policies regarding business conduct and ethics, including matters with a significant impact on the Company’s financial statements. The Committee should periodically advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s policies regarding business conduct and ethics.

(23)	Discuss Legal Affairs. The Committee will periodically discuss with management and the independent auditor the Company’s legal affairs, including:

(a)	any actions taken by, and correspondence with, any governmental authorities,

(b)	any governmental matters that may have a material impact on the Company, and

(c)	any other significant outstanding legal matters involving the Company or any its subsidiaries that may have a material impact on the Company’s financial statements or the Company’s compliance policies.

(24)	Perform Functions of a Qualified Legal Compliance Committee. The Committee will also function as a qualified legal compliance committee (a “QLCC”) within the meaning of SEC rules governing the conduct of attorneys appearing and practicing before the SEC. In its capacity as a QLCC, the Committee will receive any reports of material violations of the securities laws, breach of fiduciary duty or other statutory duties or similar violations governed by such rule from attorneys representing the Company, including in-house counsel (“QLCC Reports”). The Committee may take such actions as may be permitted or required of a QLCC under applicable law, which may include the making of inquiries and investigations in response to any QLCC Reports, directing the Company to take such remedial action as the Committee deems necessary or appropriate, and providing such notifications to the SEC as may be required by law.

Other

(25)	Prepare Audit Committee Report. The Committee will prepare, with the assistance of management, the independent auditor and outside legal counsel, the Audit Committee Report to be included in the Company’s annual proxy statement and circular to be distributed to the Company’s shareholders.

(26)	Board Reports. The Committee will report its actions and any recommendations to the Board after each Committee meeting. The Committee will review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with financial, legal or regulatory requirements, the performance and independence of the Company’s independent auditor, or the internal audit function.

(27)	Review and Discuss Other Matters. The Committee will review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above. Additionally, the Committee will advise and consult with management and the Board from time to time in their discretion or as requested by management or the Board on other financial issues affecting the Company including matters such as capital structure, dividend policy, credit ratings and pension obligations.

Meetings

The Committee will meet as frequently as necessary to carry out its responsibilities under this Charter. The Committee Chair will, in consultation with the other members of the Committee, the Company’s independent auditor and the appropriate officers of the Company, establish the agenda for each Committee meeting. Each Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chair or a majority of the Committee members may call a Committee meeting at any time. A majority of the number of Committee members will constitute a quorum for conducting business at a meeting of the Committee. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance will be the act of the Committee, unless a greater number is required by law or the Company’s articles. The Committee Chair will supervise the conduct of the meetings and will have other responsibilities as the Committee may specify from time to time.

The Committee may request any officer of the Company or any representative of the Company’s advisers or independent auditor to attend a meeting of the Committee or to meet with any members or representatives of the Committee. The Committee will meet with the Company’s management, any persons who may be designated as responsible for the internal audit function and the independent auditor periodically in separate private sessions to discuss any matter that the Committee, management, the independent auditor or such other persons believe should be discussed privately.

Action by Written Consent

Subject to the Company’s Articles and British Columbia and other applicable laws, in lieu of a meeting the Committee may carry out its responsibilities under this Charter by written consent, provided that such consent is signed by all members of the Committee.

Delegation

The Committee may, in its discretion, delegate specific duties and responsibilities to a subcommittee or an individual Committee member, to the extent permitted by applicable law.

Resources and Authority

The Committee will have the appropriate resources and authority to discharge its responsibilities and carry out its duties as required by law, including the authority to engage outside auditors for special audits, reviews and other procedures and to engage independent counsel and other advisers, experts or consultants as it determines necessary or appropriate to carry out its duties. The Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company.

The Company will provide for appropriate funding, as determined by the Committee, for payment of:

(a)	compensation to the Company’s independent auditor engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company,

(b)	compensation to independent counsel and any other advisors, experts or consultants employed by the Committee, and

(c)	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Annual Review

At least annually, the Committee will:

(a)	review this Charter with the Board and recommend any changes to the Board, and

(b)	evaluate its performance against the requirements of this Charter and review this evaluation with the Board.

The evaluation will include the goals and objectives of the Committee for the upcoming year. The Committee will conduct its review and evaluation in such manner as it deems appropriate.

Other

For purposes of this Charter, the terms “management,” “officers,” “Chief Legal Officer,” “those that may be designated as responsible for the internal audit function” and “in house counsel” include individuals that are employed by a subsidiary or affiliate of the Company.

SCHEDULE “B”

EQUITY INCENTIVE PLAN

VERANO HOLDINGS CORP.

STOCK AND INCENTIVE PLAN

1.	Purpose

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and Non-Employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.

2.	Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 10(b).

“Board” shall mean the Board of Directors of the Company.

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

“Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. At any time that the Company is an SEC registrant and is not a “foreign private issuer” for purposes of the Securities Act and the Exchange Act, the Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.

“Company” shall mean Verano Holdings Corp., a British Columbia corporation, and any successor corporation.

“CSE” means the Canadian Securities Exchange”

“Director” shall mean a member of the Board.

“Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

“Effective Date” shall mean the date the Plan is adopted by the Board, as set forth in Section 12.

“Eligible Person” shall mean any employee, officer, Non-Employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended; provided, however, that in the case of consultants, independent contractors or advisors who are “U.S. persons” (as defined in Regulation S under the Securities Act) or are Persons in the United States, such consultants, independent contractors or advisors are natural Persons and are providing bona fide services not in connection with the offer or sale of the Company’s securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities, which for greater certainty, includes any Persons providing investor relations activities.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” with respect to one Share as of any date shall mean (a) if the Shares are listed on the CSE or any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on the last trading day prior to such date, and if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares. Notwithstanding the foregoing, in the event that any class of Shares is listed on the CSE, for the purposes of establishing the exercise price of any Options, the Fair Market Value shall not be lower than the greater of the closing market price of such Shares on the CSE on (i) the trading day prior to the date of grant of the Options, and (ii) the date of grant of the Options; (b) if no class of Shares is so listed on the CSE or any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of one Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto; and, for certainty, the value of a Proportionate Voting Share shall be determined by multiplying the Fair Market Value of a Subordinate Voting Share by 100 (or such other exchange ratio in effect from time to time).

“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

“Listed Security” means any security of the Company that is listed or approved for listing on a U.S. national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the U.S. Financial Industry Regulatory Authority, Inc. (or any successor thereto).

“Non-Employee Director” shall mean a Director who is not also an employee of the Company or any Affiliate.

“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase Shares of the Company, as designated in the Award Agreement.

“Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

“Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

“Performance Award” shall mean any right granted under Section 6(d) of the Plan.

“Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

“Plan” shall mean this Verano Holdings Corp. Stock and Incentive Plan, as amended from time to time.

“Proportionate Voting Share” means the proportionate voting shares of the Company, each of which carries 100 votes (as at the date hereof) and is convertible in certain circumstances into 100 Subordinate Voting Shares (or based on such other exchange ratio as is in effect from time to time).

“Restricted Stock” shall mean any Share, as designated in the Award Agreement, granted under Section 6(c) of the Plan.

“Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share as designated in the Award Agreement(or a cash payment equal to the Fair Market Value of a Share) at some future date, provided that in the case of Participants who are liable to taxation under the Tax Act in respect of amounts payable under this Plan, that such date shall not be later than December 31 of the third calendar year following the year services were performed in respect of the corresponding Restricted Stock Unit award.

“Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

“Securities Act” shall mean the United States Securities Act of 1933, as amended.

“Share” or “Shares” shall mean Subordinate Voting Shares of the Company and/or Proportionate Voting Shares of the Company (as the context may require), or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

“Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan. “Tax Act” means the Income Tax Act (Canada).

“United States” means the United States of America, its territories and possessions, any state of the United States and the District of Columbia.

“U.S. Award Holder” shall mean any holder of an Award who is a “U.S. person” (as defined in Rule 902(k) of Regulation S under the Securities Act) or who is holding or exercising Awards in the United States.

3.	Administration

(a)	Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of the jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or

Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)	Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act, if applicable or (ii) in such a manner as would cause the Plan not to comply with applicable exchange rules or applicable corporate law.

(c)	Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of all applicable securities rules and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.

(d)	Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

4.	Shares Available for Awards

(a)	Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 10% of the number of Shares outstanding (where such reference to “Shares” means the Subordinate Voting Shares and the Proportionate Voting Shares calculated on an as-converted to Subordinate Voting Share basis). The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below.

(b)	Counting Shares. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i)	Shares Added Back to Reserve. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation on Awards or Shares covered by an Award that are settled in cash), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)	Limitations on Share Recycling. Notwithstanding anything to the contrary in Subsection 4(b)(i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Error! Reference source not found. or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (C) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)	Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)	Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)	Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitation contained in Section 4(d) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)	Director Award Limitations. The limitation contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other shareholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan. No Non-Employee Director may be granted any Award or Awards denominated in Shares that exceed in the aggregate US$1 million (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and meeting fees.

(e)	Additional Award Limitations. If, and so long as, the Company is listed on the CSE, the aggregate number of Shares issued or issuable to persons providing Investor Relations Activities (as defined in CSE policies) as compensation within any 12-month period, shall not exceed 1% of the total number of the class of Shares listed on the CSE then outstanding.

5.	Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their historical contributions to the success of the Company’s predecessor entities or affiliates, present and potential contributions to the success of the Company and/or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term, as used herein, includes, without limitation, officers and Directors who are also employees) of the Company, or a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision. Furthermore, the Committee shall not grant any stock-based Awards to residents of the United States unless such Awards and the Shares issuable upon settlement thereof are registered under the Securities Act or are issued in compliance with an available exemption from the registration requirements of the Securities Act.

6.	Awards

(a)	Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)	Exercise Price. The purchase price per Share purchasable under an Option to acquire Shares shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate. For certainty, if the Committee grants Options to acquire Proportionate Voting Shares, the purchase price per Proportionate Voting Share shall not be less than the Fair Market Value of a Subordinate Voting Share on the date of grant of the Option multiplied by 100 (or such other exchange ratio as is in effect from time to time).

(ii)	Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant. Notwithstanding the foregoing, in the event that the expiry date of an Option held by a non-U.S. Award Holder falls within a trading blackout period imposed by the Company (a “Blackout Period”), and neither the Company nor the individual in possession of the Options is subject to a cease trade order in respect of the Company’s securities, then the expiry date of such Option shall be automatically extended to the 10th business day following the end of the Blackout Period.

(iii)	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not permit payment of the exercise price, either in whole or in part, with a promissory note.

(B)	Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(iv)	Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)	To the extent that the aggregate Fair Market Value (determined as of the grant date of an Option) of Shares underlying Incentive Stock Options which have been granted to a Participant are exercisable for the first time during any calendar year (under this Plan and all other incentive equity plans of the Company) exceeds US$100,000, such portion in excess of US$100,000 will be treated as a Non-qualified Stock Options.

(B)	Subject to adjustment pursuant to Section 4(c), the aggregate number of Shares that may be issued pursuant to all Incentive Stock Options under the Plan shall not exceed 28,000,000 Shares (on an as-converted basis). For greater certainty, references to the aggregate number of Shares that may be issued as ISOs includes the number of Shares issuable upon conversion of Proportionate Voting Shares.

(C)	All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(D)	Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation (as defined under Code Section 424), such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)	The purchase price per Share for an Incentive Stock Option to acquire Shares shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation (as defined under Code Section 424), the purchase price per Share purchasable under an Incentive Stock Option to acquire Shares shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(F)	If an Option fails to meet the foregoing requirements of this Section 6(a)(iv), or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, the Option shall be treated, for all purposes of this Plan, as a Non-Qualified Stock Option.

(G)	Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(H)	An Incentive Stock Option may be exercised during the Participant’s lifetime only by the Participant. An Incentive Stock Option may not be transferred, assigned, or pledged by the Participant except by will or the laws of descent and distribution.

(b)	Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share, on the date of grant of the Stock Appreciation Right; provided, however, that, subject to applicable law and stock exchange rules, the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)	Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)	Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

(ii)	Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock, which may include lock-up restrictions. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)	Forfeiture. Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant’s termination of employment or service or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company for cancellation at no cost to the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)	Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

(e)	Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) dividend and Dividend Equivalent amounts may be accrued but shall not be paid unless and until the date on which all conditions or restrictions relating to such Award have been satisfied, waived or lapsed.

(f)	Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(f) shall contain a purchase right or an option-like exercise feature.

(g)	General Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(i)	Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with all applicable securities rules. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(ii)	Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(iii)	Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, or as permitted by the rules and policies of the CSE, the Committee may not, without prior approval of the Company’s shareholders and applicable stock exchange approval, seek to effect any repricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(iv)	Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

(v)	Acceleration of Vesting or Exercisability. No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event, unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

(vi)	Undisclosed Information. The Committee may not set Award exercise prices or other prices at which Shares may be issued on the basis of market prices that do not reflect information known to management that has not been disclosed, except where the Award or issuance relates directly to the undisclosed event and the grantee or recipient of the Shares is not an employee or insider of the Company at the time of grant or issue, in compliance with, and subject to any change in, CSE Policies.

7.	Amendment and Termination; Corrections

(a)	Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided, however, that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange, and any such amendment, alteration, suspension, discontinuation or termination of an Award will be in compliance with CSE Policies. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:

(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)	amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)	make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

Notwithstanding the foregoing and for greater certainty, prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)	require shareholder approval under the rules or regulations of securities exchange that is applicable to the Company;

(ii)	increase the number of Shares authorized under the Plan as specified in Section 4 of the Plan;

(iii)	permit repricing of Options or Stock Appreciation Rights, if prohibited by Section 6(g)(iv) of the Plan;

(iv)	permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan;

(v)	permit Options to be transferable other than as provided in Section 6(g)(ii);

(vi)	amend this Section 7(a); or

(vii)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b) or extend the terms of any Options beyond their original expiry date.

(b)	Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided, however, that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

(i)	either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)	that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)	that, subject to Section 6(g)(iv), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)	Proportionate Voting Share Awards. Notwithstanding any other provision herein, or any provision in any Award Agreement, the Committee may, in its sole discretion, determine on the exercise or conversion of any Award that would otherwise result in a Participant receiving Proportionate Voting Shares, that such Participant shall receive Subordinate Voting Shares in lieu thereof. The number of Subordinate Voting Shares received shall be determined by the Committee in its sole discretion acting reasonably and based on (at the date hereof) a conversion ratio of 100 Subordinate Voting Shares for every one Proportionate Voting Share (or such exchange ratio as is in effect from time to time), and any exercise or conversion price per security shall be correspondingly amended.

(d)	Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the shareholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

8.	Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, in order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any applicable limitations under ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

9.	U.S. Securities Laws

Neither the Awards nor the securities which may be acquired pursuant to the exercise of the Awards have been registered under the Securities Act or under any securities law of any state of the United States and are considered “restricted securities” (as such term is defined in Rule 144(a)(3) under the Securities Act) and any Shares, shall be affixed with an applicable restrictive legend as set forth in the Award Agreement. The Awards may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the Securities Act and the securities laws of all applicable states or available exemptions therefrom, and the Company has no obligation or present intention of filing a registration statement under the Securities Act in respect of any of the Awards or the securities underlying the Awards, which could result in such U.S. Award Holder not being able to dispose of any Shares, issued on exercise of Awards for a considerable length of time. Each U.S. Award Holder or anyone who becomes a U.S. Award Holder, who is granted an Award in the United States, who is a resident of the United States or who is otherwise subject to the Securities Act or the securities laws of any state of the United States will be required to complete an Award Agreement which sets out the applicable United States restrictions.

Notwithstanding any provisions contained in the Plan to the contrary and to the extent required by applicable U.S. state corporate laws, U.S. federal and state securities laws, the Code, and the applicable laws of any jurisdiction in which stock-based Awards are granted under the Plan, the terms attached hereto as Addendum A shall apply to all such Awards granted to residents of the State of California, until such time as the Committee amends Addendum A or the Committee otherwise provides.

10.	General Provisions

(a)	No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)	Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)	Provision of Information. At least annually, copies of the Company’s balance sheet and income statement for the just completed fiscal year shall be made available to each Participant and purchaser of Shares upon the exercise of an Award; provided, however, that this requirement shall not apply if all offers and sales of securities pursuant to the Plan comply with all applicable conditions of Rule 701 under the Securities Act. The Company shall not be required to provide such information to key persons whose duties in connection with the Company assure them access to equivalent information

(d)	Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(e)	No Rights of Shareholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(f)	No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(g)	No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(h)	Governing Law. The Plan and any Award shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

(i)	Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(j)	No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(k)	Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(l)	No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(m)	Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

11.	Clawback or Recoupment

All Awards under this Plan shall be subject to recovery or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, or (ii) any applicable law, rule or regulation or applicable stock exchange rule.

12.	Effective Date of the Plan

The Plan was adopted by the Board on February 11, 2021. The Plan shall be subject to approval by the shareholders of the Company which approval will be within 12 months after the date the Plan is adopted by the Board. In the event that the Plan is not approved by the shareholders of the Company as required by Section 422 of the Code within twelve (12) months before or after the date on which the Plan is adopted by the Board, any Incentive Stock Option granted under the Plan automatically will be deemed to be a Non- qualified Stock Option.

13.	Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on the earlier of (i) February 11, 2031 or (ii) the tenth anniversary of the date the Plan is approved by the shareholders of the Company, or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

ADDENDUM A

Verano Holdings Corp. Stock and Incentive Plan

(California Participants)

Prior to the date, if ever, on which the Shares becomes a Listed Security and/or the Company is subject to the reporting requirements of the Exchange Act, the terms set forth herein shall apply to Awards issued to California Participants. “California Participant” means a Participant whose Award is issued in reliance on Section 25102(o) of the California Corporations Code. All capitalized terms used herein but not otherwise defined shall have the respective meanings set forth in the Plan.

1.	The following rules shall apply to any Option in the event of termination of the Participant’s service to the Company or an Affiliate:

(a)	If such termination was for reasons other than death, “Permanent Disability” (as defined below), or cause, the Participant shall have at least 30 days after the date of such termination to exercise his or her Option to the extent the Participant is entitled to exercise on his or her termination date, provided that in no event shall the Option be exercisable after the expiration of the term as set forth in the Award Agreement.

(b)	If such termination was due to death or Permanent Disability, the Participant shall have at least 6 months after the date of such termination to exercise his or her Option to the extent the Participant is entitled to exercise on his or her termination date, provided that in no event shall the Option be exercisable after the expiration of the term as set forth in the Award Agreement.

“Permanent Disability” for purposes of this Addendum shall mean the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Company or any Affiliate because of the sickness or injury of the Participant.

2.	Notwithstanding anything to the contrary in Section 4(c) of the Plan, the Committee shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code.

3.	Notwithstanding anything stated herein to the contrary, no Option shall be exercisable on or after the 10th anniversary of the date of grant and any Award Agreement shall terminate on or before the 10th anniversary of the date of grant.

4.	The Company shall furnish summary financial information (audited or unaudited) of the Company’s financial condition and results of operations, consistent with the requirements of applicable law, at least annually to each California Participant during the period such Participant has one or more Awards outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such Participant owns such Shares; provided, however, the Company shall not be required to provide such information if (i) the issuance is limited to key persons whose duties in connection with the Company assure their access to equivalent information or (ii) the Plan or any Award Agreement complies with all conditions of Rule 701 under the Securities Act; provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701 under the Securities Act.

5.	The Plan or any increase in the maximum aggregate number of Shares issuable thereunder as provided in Section 4(a) of the Plan (the “Authorized Shares”) shall be approved by a majority of the outstanding securities of the Company entitled to vote by the later of (a) a period beginning twelve (12) months before and ending twelve (12) months after the date of adoption thereof by the Board or (b) the first issuance of any security pursuant to the Plan in the State of California (within the meaning of Section 25008 of the California Corporations Code). Awards granted prior to security holder approval of the Plan or in excess of the Authorized Shares previously approved by the security holders shall become exercisable no earlier than the date of shareholder approval of the Plan or such increase in the Authorized Shares, as the case may be, and such Awards shall be rescinded if such security holder approval is not received in the manner described in the preceding sentence. Notwithstanding the foregoing, a foreign private issuer, as defined by Rule 3b-4 of the Exchange Act shall not be required to comply with this paragraph provided that the aggregate number of persons in California granted options under all option plans and agreements and issued securities under all purchase and bonus plans and agreements does not exceed 35.

6.	Awards issued pursuant to the Plan may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Eligible Participant, only by the Eligible Participant. If the Committee makes an Award transferable, such Award may only be transferred (A) by will, (B) by the laws of descent and distribution, or (C) as permitted by Rule 701 under the Securities Act.

VERANO™

ODYSSEY
Stock Exchange Tower
1230, 300 5th Ave SW
Calgary, AB T2P 3C4

Form of Proxy – Annual General and Special Meeting to be held on June 22, 2023

Appointment of Proxyholder
I/We being the undersigned holder(s) of **Verano Holdings Corp.** hereby appoint **Darren Weiss** or failing this person, **George Archos**.

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

☐

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of Shareholders of Verano Holdings Corp. The Meeting will be held in a virtual, audio only, online format conducted via live webcast online at: https://web.lumiagm.com/#/238825675 on June 22, 2023 at 9:30 a.m. (Central Time), or at any adjournment thereof.

1. Number of Directors. To fix the number of directors of the Corporation to be elected at the meeting at four (4).	For ☐	Against ☐

2. Election of Directors.

	For	Withhold
a. George Archos	☐	☐
b. R. Michael Smullen	☐	☐
c. Lawrence Hirsh	☐	☐
d. Cristina Nuñez	☐	☐

3. Appointment of Auditors. To appoint Macias Gini & O'Connell LLP as auditors for the Company and the authorization of the Board to fix the auditors' remuneration and terms of engagement.	For ☐	Withhold ☐
4. Approve Equity Incentive Plan. To approve the Company's Equity Incentive Plan and the unallocated awards thereunder.	For ☐	Against ☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, **this Proxy will be voted as recommended by Management.**

Signature(s): ______________________

Date ___ / ___ / ___
MM / DD / YY

____

Interim Financial Statements – Check the box to the right if you would like to **RECEIVE** Interim Financial Statements and accompanying Management's Discussion & Analysis by mail. See reverse for instructions to sign up for delivery by email. ☐

Annual Financial Statements – Check the box to the right if you would like to **RECEIVE** the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

This form of proxy is solicited by and on behalf of Management.
Proxies must be received by 9:30 A.M., (Central Time), on June 20, 2023.
Notes to Proxy

1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the **Annual General and Special Meeting**. If you wish to appoint aperson other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.

2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name appears on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING. PROXIES MUST BE SUBMITTED BY 9:30 A.M., (CENTRAL TIME), ON JUNE 20, 2023:

X VOTE PROXY

To Vote Your Proxy Online please visit:

https://login.odysseytrust.com/pxlogin
You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy.
To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at info@odysseytrust.com.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.